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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                             Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2011 through December 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                     Pioneer Bond Fund
--------------------------------------------------------------------------------
                     Semiannual Report | December 31, 2011
--------------------------------------------------------------------------------

                     Ticker Symbols:
                     Class A PIOBX
                     Class B PBOBX
                     Class C PCYBX
                     Class R PBFRX
                     Class Y PICYX
                     Class Z PIBZX

                     [LOGO]PIONEER
                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              9
Prices and Distributions                                                      10
Performance Update                                                            11
Comparing Ongoing Fund Expenses                                               17
Schedule of Investments                                                       19
Financial Statements                                                          54
Notes to Financial Statements                                                 64
Approval of Investment Advisory Agreement                                     73
Trustees, Officers and Service Providers                                      77

                          Pioneer Bond Fund | Semiannual Report | 12/31/11     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities

2 Pioneer Bond Fund | Semiannual Report | 12/31/11 globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

* Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          Pioneer Bond Fund | Semiannual Report | 12/31/11     3

Portfolio Management Discussion | 12/31/11

Credit-exposed bonds fell out of favor while Treasuries and other high-grade bonds rallied during the six months ended December 31, 2011. The period saw continued declines in interest rates and rising high-grade bond prices during a market flight to safety, as investors became increasingly unsettled by a confluence of factors that muddied the economic outlook. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Bond Fund during the six months ended December 31, 2011. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund.

Q    How did the Fund perform during the six months ended December 31, 2011?

A Pioneer Bond Fund Class A shares returned 1.59% at net asset value during the six months ended December 31, 2011, while the Fund's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 4.98%. During the same six-month period, the average return of the 120 mutual funds in Lipper's Corporate Debt, A-Rated Funds category was 3.80%. On December 31, 2011, the 30-day SEC yield of the Fund's Class A shares was 4.48% with fees waived, and 4.32% without fees waived.

Q How would you describe the investment environment for fixed-income securities during the six-months ended December 31, 2011?

A The dominant trend in fixed-income markets during the six-month period was a decline in interest rates, as investors bid-up the prices of Treasuries and other better-quality investments amid a host of domestic and global issues that the market feared could threaten the economic recovery. The issues worrying investors during the six-month period included: the March earthquake and resulting tsunami in Japan, which, even though it occurred prior to the start of the six-month period, still put a crimp in the global industrial supply chain for several months afterwards; the protracted and highly partisan debate last summer in Washington, D.C., over the national debt ceiling, which contributed to doubts about the resolve of national leaders to solve difficult economic problems; the resulting downgrade by Standard & Poor's of the credit rating of U.S. Treasury securities in August; concerns about the debt quality of sovereign bonds issued by Greece, Italy and other European nations and the vulnerability of European banks that owned those governments' debt; and huge tidal flooding that crippled industrial production in Thailand and other nations. Against that backdrop, a general market flight to quality led to strong performance by Treasuries

4 Pioneer Bond Fund | Semiannual Report | 12/31/11 and other high-grade bonds, while corporate bonds and other credit-sensitive securities struggled. High-yield corporates, in particular, tended to fall in price.

Q What were the principal factors that affected the Fund's performance during the six months ended December 31, 2011?

A The Fund underperformed the Barclays Index during the six-month period for two basic reasons. First, the Fund's asset allocation -- especially the significant underweighting of Treasuries -- was not positioned for the prevailing market environment. Second, the shorter-duration benchmark profile meant that the Fund would not benefit as much from the decline in interest rates.

     Throughout the six months, we underweighted Treasuries and emphasized credit-sensitive securities in the Fund, believing that the global economy -- and the U.S. economy -- would withstand short-term pressures and continue to expand. Treasuries have become very expensive in our view, given their negative real yields, or the amount of yield offered when adjusted for inflation. In fact, as of December 31, 2011, no Treasury security was offering a yield that exceeded the rate of inflation, as measured by the Consumer Price Index.

     We maintained healthy Fund allocations to both high-yield and investment-grade corporate bonds, as well as to bank loans. It was our position -- and it still is -- that corporations have generally solid financial structures and have shown their ability to improve earnings, even in a slow-growth atmosphere. As a consequence, we believed corporations in general were likely to continue to meet their debt obligations.

     As noted above, we also maintained a shorter duration in the Fund than that of the Barclays Index during the six-month period. (Duration measures a portfolio's price sensitivity to changes in interest rates.) The shorter-duration stance was partly the result of the Fund's significant underweight to Treasuries. When interest rates fell during the period, the Fund did not benefit as strongly from the resulting rise in prices of Treasuries and other high-grade bonds because of the shorter duration. The negative effect of duration positioning was softened, however, by positioning on the yield curve, as the Fund tended to have greater exposure to intermediate- and longer-term bonds than to short-term securities. During the six-month period ended December 31, 2011, yields on all maturities fell, with the greatest declines occurring in longer-term securities. That resulted in a flattening of the yield curve and in outperformance by longer-term bonds that gained in price. During the six months, the yield of the five-year Treasuries declined by 93 basis points (or 0.93%), while the yields of 10-year and 30-year Treasuries dropped by 128 basis points (1.28%) and 148 basis points (1.48%), respectively.

                          Pioneer Bond Fund | Semiannual Report | 12/31/11     5

     As of December 31, 2011, the Fund's effective duration was 4.12 years. High-yield securities represented roughly 17% of the Fund's net assets, with another 27% of net assets invested in BBB-rated debt (the lowest-rated rung on the investment-grade ladder). Investments in Treasuries and government agency debt totaled just over 8% of the Fund's net assets at the end of the period.

Q How did security selection affect the Fund's performance during the six months ended December 31, 2011?

A Security selection was a positive for the Fund's performance during the six- month period, helping to mitigate the effects of the Fund's sector positioning. While financials sector bonds generally struggled, the Fund's selections within the group performed well, with notable contributors to relative results including the preferred shares of Wells Fargo and the bonds of PNC Bank. Bonds of Commercial Metals, a metals recycler and fabricator, also performed well for the Fund.

     On the negative side, the bonds of investment banker Goldman Sachs underperformed when concerns grew about threats to the company's profitability, while worries about a potential global slowdown undercut the performance of the Fund's holdings in Cemex, a Mexico-based concrete conglomerate. A Fund investment in the debt of Forest City, a real estate investment firm, also hurt relative results.

Q Did investing in derivatives affect the Fund's performance during the six months ended December 31, 2011?

A The only derivatives in which we invested the Fund during the period were some interest-rate futures contracts. We held the short-term Treasury contracts to help manage the Fund's exposure to interest rate changes. The contracts had a modest, positive impact on the Fund's relative performance during the period, as the yield curve flattened and longer-term rates declined more than short-term rates.

Q    What is your investment outlook?

A We think the U.S. economy will expand -- albeit modestly -- as business activity continues its slow, but important, growth trajectory. Industrial production has increased, as has consumer spending, with auto sales showing considerable gains. Export activity has increased, and we may have seen a bottoming in the housing market, most notably in multi-family housing. We are feeling the end of the effects of cutbacks by local and state governments, made in large part by the loss of federal stimulus money. The cutbacks have been one of the primary sources of weakness in the domestic economy this past year. Moreover, state tax receipts have increased, suggesting an improvement in the economy.

6  Pioneer Bond Fund | Semiannual Report | 12/31/11

     As 2011 ended, we believed the best fixed-income opportunities continued to lie in corporate bonds and other credit-sensitive securities, with the possible exception of non-agency mortgage-backed securities. Corporates were selling at very attractive valuations and their yield advantages over other fixed-income classes could help them outperform. In contrast, Treasuries appeared very expensive, although, as the Fed has indicated, we are not likely to see increasing short-term interest rates, which could undermine Treasury prices. The Fund remains overweight in corporate bonds, with emphasis on financials and industrials. We also expect to maintain a solid Fund exposure to floating-rate bank loans, which accounted for roughly 7.50% of net assets on December 31, 2011. Although we think it is unlikely that short-term interest rates will rise and increase the yields of the bank loans, many are selling at below-par (face value) prices, and so they offer the potential for capital appreciation. In addition, we like the fact that bank loans have a senior position in corporate capital structures, meaning that they are more likely to be paid in the event a company fails to meet all its debt obligations.

Please refer to the Schedule of Investments on pages 19-53 for a full listing of Fund securities.

                          Pioneer Bond Fund | Semiannual Report | 12/31/11     7

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The securities issued by U.S. Government sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8  Pioneer Bond Fund | Semiannual Report | 12/31/11

Portfolio Summary | 12/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       34.5%
U.S. Government Securities                                                 23.1%
Collateralized Mortgage Obligations                                        15.6%
Senior Secured Loans                                                        7.4%
Asset Backed Securities                                                     6.4%
Municipal Bonds                                                             6.2%
Temporary Cash Investments                                                  4.6%
Preferred Stocks                                                            1.5%
Convertible Corporate Bonds                                                 0.6%
Foreign Government Bonds                                                    0.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        37.8%
AA                                                                          5.0%
A                                                                          11.2%
BBB                                                                        27.0%
BB                                                                         10.0%
B                                                                           4.5%
CCC                                                                         1.3%
Not Rated                                                                   1.3%
Commercial Paper                                                            1.9%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U.S. Treasury Bonds, 4.5%, 8/15/39                                         0.93%
 2. U.S. Treasury Bonds, 4.5%, 5/15/38                                         0.86
 3. U.S. Treasury Bonds, 4.25%, 5/15/39                                        0.75
 4. U.S. Treasury Notes, 4.5%, 2/15/36                                         0.75
 5. U.S. Treasury Bonds, 2.75%, 2/15/19                                        0.74
 6. State Street Capital, 8.25%, 1/29/49                                       0.72
 7. U.S. Treasury Notes, 2.125%, 8/15/21                                       0.64
 8. Massachusetts Health & Educational Facilities Authority, 5.5%, 11/15/36    0.58
 9. U.S. Treasury Bonds, 3.125%, 5/15/19                                       0.56
10. U.S. Treasury Bonds, 4.375%, 2/15/38                                       0.55

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                          Pioneer Bond Fund | Semiannual Report | 12/31/11     9

Prices and Distributions | 12/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                      12/31/11                      6/30/11
--------------------------------------------------------------------------------
  A                                        $ 9.53                        $ 9.66
--------------------------------------------------------------------------------
  B                                        $ 9.48                        $ 9.60
--------------------------------------------------------------------------------
  C                                        $ 9.43                        $ 9.55
--------------------------------------------------------------------------------
  R                                        $ 9.62                        $ 9.74
--------------------------------------------------------------------------------
  Y                                        $ 9.45                        $ 9.57
--------------------------------------------------------------------------------
  Z                                        $ 9.55                        $ 9.68
--------------------------------------------------------------------------------

Distributions per Share: 7/1/11-12/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Net Investment        Short-Term        Long-Term
Class                           Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
  A                             $ 0.2319              $ --            $ 0.0499
--------------------------------------------------------------------------------
  B                             $ 0.1803              $ --            $ 0.0499
--------------------------------------------------------------------------------
  C                             $ 0.1882              $ --            $ 0.0499
--------------------------------------------------------------------------------
  R                             $ 0.2139              $ --            $ 0.0499
--------------------------------------------------------------------------------
  Y                             $ 0.2419              $ --            $ 0.0499
--------------------------------------------------------------------------------
  Z                             $ 0.2419              $ --            $ 0.0499
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-16.

10  Pioneer Bond Fund | Semiannual Report | 12/31/11

Performance Update | 12/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                 Net Asset       Public Offering
Period                                           Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                                         6.19%           5.71%
5 Years                                          6.55            5.57
1 Year                                           5.08            0.35
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                 Gross           Net
--------------------------------------------------------------------------------
                                                 1.06%           0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                       Barclays Capital Aggregate
                       Bond Fund                              Bond Index
12/01                    $9,550                                 $10,000
12/02                   $10,393                                 $11,025
12/03                   $11,313                                 $11,478
12/04                   $11,959                                 $11,976
12/05                   $12,253                                 $12,267
12/06                   $12,688                                 $12,798
12/07                   $13,461                                 $13,690
12/08                   $12,874                                 $14,407
12/09                   $15,153                                 $15,262
12/10                   $16,583                                 $16,260
12/11                   $17,426                                 $17,535

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     11

Performance Update | 12/31/11                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                             If         If
Period                                                       Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                                     5.20%      5.20%
5 Years                                                      5.51       5.51
1 Year                                                       4.10       0.10
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                             Gross      Net
--------------------------------------------------------------------------------
                                                             1.95%      1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                       Barclays Capital Aggregate
                       Bond Fund                              Bond Index
12/01                   $10,000                                 $10,000
12/02                   $10,779                                 $11,025
12/03                   $11,635                                 $11,478
12/04                   $12,197                                 $11,976
12/05                   $12,372                                 $12,267
12/06                   $12,697                                 $12,798
12/07                   $13,351                                 $13,690
12/08                   $12,643                                 $14,407
12/09                   $14,740                                 $15,262
12/10                   $15,952                                 $16,260
12/11                   $16,606                                 $17,535

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. Please see the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12  Pioneer Bond Fund | Semiannual Report | 12/31/11

Performance Update | 12/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                             If         If
Period                                                       Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                                     5.24%      5.24%
5 Years                                                      5.62       5.62
1 Year                                                       4.18       4.18
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                             Gross      Net
--------------------------------------------------------------------------------
                                                             1.73%      1.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                       Barclays Capital Aggregate
                       Bond Fund                              Bond Index
12/01                   $10,000                                 $10,000
12/02                   $10,768                                 $11,025
12/03                   $11,604                                 $11,478
12/04                   $12,175                                 $11,976
12/05                   $12,356                                 $12,267
12/06                   $12,673                                 $12,798
12/07                   $13,347                                 $13,690
12/08                   $12,648                                 $14,407
12/09                   $14,752                                 $15,262
12/10                   $15,991                                 $16,260
12/11                   $16,659                                 $17,535

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance shown for Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     13

Performance Update | 12/31/11                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December, 2011)
--------------------------------------------------------------------------------
                                                             If         If
Period                                                       Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                                     5.89%      5.89%
5 Years                                                      6.19       6.19
1 Year                                                       4.69       4.69
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                             Gross      Net
--------------------------------------------------------------------------------
                                                             1.24%      1.24%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                       Barclays Capital Aggregate
                       Bond Fund                              Bond Index
12/01                   $10,000                                 $10,000
12/02                   $10,823                                 $11,025
12/03                   $11,779                                 $11,478
12/04                   $12,441                                 $11,976
12/05                   $12,703                                 $12,267
12/06                   $13,123                                 $12,798
12/07                   $13,906                                 $13,690
12/08                   $13,229                                 $14,407
12/09                   $15,519                                 $15,262
12/10                   $16,928                                 $16,260
12/11                   $17,722                                 $17,535

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. The performance shown for Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14  Pioneer Bond Fund | Semiannual Report | 12/31/11

Performance Update | 12/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                             If         If
Period                                                       Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                                     6.57%      6.57%
5 Years                                                      6.86       6.86
1 Year                                                       5.34       5.34
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                             Gross      Net
--------------------------------------------------------------------------------
                                                             0.61%      0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer                       Barclays Capital Aggregate
                       Bond Fund                              Bond Index
12/01                  $5,000,000                             $5,000,000
12/02                  $5,459,018                             $5,512,747
12/03                  $5,967,251                             $5,739,000
12/04                  $6,346,053                             $5,987,992
12/05                  $6,522,154                             $6,133,444
12/06                  $6,782,079                             $6,399,230
12/07                  $7,222,236                             $6,845,047
12/08                  $6,929,312                             $7,203,722
12/09                  $8,173,276                             $7,630,962
12/10                  $8,970,443                             $8,130,134
12/11                  $9,449,474                             $8,767,676

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 20, 2001, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     15

Performance Update | 12/31/11                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2011)
--------------------------------------------------------------------------------
                                                             If         If
Period                                                       Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                                     6.23%      6.23%
5 Years                                                      6.73       6.73
1 Year                                                       5.28       5.28
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                                                             Gross      Net
--------------------------------------------------------------------------------
                                                             0.72%      0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                       Barclays Capital Aggregate
                       Bond Fund                              Bond Index
12/01                   $10,000                                 $10,000
12/02                   $10,877                                 $11,025
12/03                   $11,840                                 $11,478
12/04                   $12,516                                 $11,976
12/05                   $12,824                                 $12,267
12/06                   $13,213                                 $12,798
12/07                   $13,981                                 $13,690
12/08                   $13,406                                 $14,407
12/09                   $15,867                                 $15,262
12/10                   $17,384                                 $16,260
12/11                   $18,303                                 $17,535

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16  Pioneer Bond Fund | Semiannual Report | 12/31/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2011 through December 31, 2011.

--------------------------------------------------------------------------------------------------------
Share Class                 A             B             C             R             Y             Z
--------------------------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
--------------------------------------------------------------------------------------------------------
Ending Account Value    $ 1,015.90    $ 1,011.60    $ 1,012.50    $ 1,014.90    $ 1,018.10    $ 1,016.90
(after expenses)
on 12/31/11
--------------------------------------------------------------------------------------------------------
Expenses Paid           $     4.31    $     9.61    $     8.75    $     6.33    $     3.25    $     3.30
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.73%, 1.25%, 0.64%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2011 through December 31, 2011.

--------------------------------------------------------------------------------------------------------
Share Class                 A             B             C             R             Y             Z
--------------------------------------------------------------------------------------------------------
Beginning Account       $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 7/1/11
--------------------------------------------------------------------------------------------------------
Ending Account Value    $ 1,020.86    $ 1,015.58    $ 1,016.44    $ 1,018.85    $ 1,021.92    $ 1,021.87
(after expenses)
on 12/31/11
--------------------------------------------------------------------------------------------------------
Expenses Paid           $     4.32    $     9.63    $     8.77    $     6.34    $     3.25    $     3.30
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.73%, 1.25%, 0.64%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18  Pioneer Bond Fund | Semiannual Report | 12/31/11

Schedule of Investments | 12/31/11 (unaudited)

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      CONVERTIBLE CORPORATE BONDS -- 0.6%
                                      ENERGY -- 0.2%
                                      Coal & Consumable Fuels -- 0.2%
 2,680,000                   BB-/NR   Massey Energy Co., 3.25%, 8/1/15                       $    2,475,650
                                                                                             --------------
                                      Total Energy                                           $    2,475,650
-----------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.0%
                                      Health Care Services -- 0.0%
   766,000                    B+/B2   Omnicare, Inc., 3.25%, 12/15/35                        $      702,805
                                                                                             --------------
                                      Total Health Care Equipment & Services                 $      702,805
-----------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS -- 0.4%
                                      Semiconductors -- 0.4%
 4,725,000                    A-/NR   Intel Corp., 2.95%, 12/15/35                           $    4,919,906
                                                                                             --------------
                                      Total Semiconductors                                   $    4,919,906
-----------------------------------------------------------------------------------------------------------
                                      TOTAL CONVERTIBLE CORPORATE BONDS
                                      (Cost $7,291,520)                                      $    8,098,361
-----------------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------------
                                      PREFERRED STOCKS -- 1.5%
                                      BANKS -- 0.5%
                                      Diversified Banks -- 0.5%
     5,610                            Wells Fargo & Co., 7.5%, 12/31/49                      $    5,924,160
                                                                                             --------------
                                      Total Banks                                            $    5,924,160
-----------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.2%
                                      Diversified Financial Services -- 0.2%
   116,000                            Citigroup Capital XIII, 7.875%, 10/30/40               $    3,022,960
                                                                                             --------------
                                      Total Diversified Financials                           $    3,022,960
-----------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.3%
                                      Life & Health Insurance -- 0.3%
   153,800                            Delphi Financial Group, 7.376%, 5/15/37                $    3,709,656
                                                                                             --------------
                                      Total Insurance                                        $    3,709,656
-----------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.5%
                                      Real Estate Operating Companies -- 0.5%
   150,400                            Forest City Enterprises, Inc., 7.0%,
                                      12/31/49                                               $    6,946,600
                                                                                             --------------
                                      Total Real Estate                                      $    6,946,600
-----------------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCK
                                      (Cost $20,918,099)                                     $   19,603,376
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     19

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      ASSET BACKED SECURITIES -- 6.5%
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                      Research & Consulting Services -- 0.1%
   753,333                     A/NR   TAL Advantage LLC, 4.31%, 5/20/26                      $      734,968
                                                                                             --------------
                                      Total Commercial Services & Supplies                   $      734,968
-----------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.4%
                                      Automobile Manufacturers -- 0.4%
   650,000                  BBB/Aa2   AMCAR, 4.2%, 11/8/16                                   $      651,637
   500,000                 BBB/Baa1   AmeriCredit Automobile Receivables Trust,
                                      4.04%, 7/10/17                                                496,713
   528,440                     A/NR   Santander Drive Auto Receivables Trust,
                                      1.89%, 5/15/13                                                521,980
 1,350,000                   NR/Aa1   Santander Drive Auto Receivables Trust,
                                      2.44%, 1/15/16                                              1,350,260
 2,144,822                   BBB/NR   Santander Drive Auto Receivables Trust,
                                      3.35%, 6/15/17                                              2,112,650
                                                                                             --------------
                                                                                             $    5,133,240
                                                                                             --------------
                                      Total Automobiles & Components                         $    5,133,240
-----------------------------------------------------------------------------------------------------------
                                      BANKS -- 2.7%
                                      Diversified Banks -- 0.1%
 1,180,739       0.38       AAA/Aa1   Wells Fargo Home Equity, Floating Rate
                                      Note, 4/25/37                                          $    1,141,176
-----------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 2.6%
 1,018,692                  AAA/Aaa   321 Henderson Receivables, Inc., 3.82%,
                                      12/15/48                                               $    1,003,378
   428,800                  AAA/Aaa   Accredited Mortgage Loan Trust, 0.8015%,
                                      10/25/34                                                      371,036
 1,503,946                  BBB+/A2   ACE Securities Corp., 6.5%, 8/15/30                         1,545,985
 1,622,821                    NR/A1   Bombardier Capital Mortgage
                                      Securitization Corp., 6.65%, 4/15/28                        1,698,070
   269,252       0.34      BBB+/Ba1   Carrington Mortgage Loan Trust, Floating
                                      Rate Note, 1/25/37                                            266,674
   310,276       0.78        AA/Aa1   Carrington Mortgage Loan Trust, Floating
                                      Rate Note, 2/25/35                                            303,243
   312,247       0.69      AAA/Baa3   Carrington Mortgage Loan Trust, Floating
                                      Rate Note, 9/25/35                                            291,155
   592,116                   AAA/B2   Citicorp Residential Mortgage Securities,
                                      Inc., 5.775%, 9/25/36                                         574,568
 1,700,000                     A/B2   Citicorp Residential Mortgage Securities,
                                      Inc., 5.892%, 3/25/37                                       1,552,105
 2,791,000       5.94          A/B1   Citicorp Residential Mortgage Securities,
                                      Inc., Floating Rate Note, 7/25/36                           2,642,876
   388,554                 BBB/Baa3   Citigroup Mortgage Loan Trust, 0.34606%,
                                      1/25/37                                                       379,052

The accompanying notes are an integral part of these financial statements.

20  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- (continued)
   786,941       0.70       AA+/Aa1   Citigroup Mortgage Loan Trust, Floating
                                      Rate Note, 7/25/35                                     $      767,924
 2,363,773       5.07        AAA/B2   Countrywide Asset-Backed Certificates,
                                      Floating Rate Note, 12/25/35                                2,131,991
   502,441       0.71       AA+/Aa1   Countrywide Asset-Backed Certificates,
                                      Floating Rate Note, 8/25/35                                   496,503
 2,098,773                 BBB/Baa3   Countrywide Home Equity Loan Trust,
                                      0.5371%, 11/15/28                                           1,994,552
   700,000       6.25         AA/B1   Credit-Based Asset Servicing, Floating
                                      Rate Note, 10/25/36                                           673,693
 1,445,288       0.69       AA+/Aa2   Credit-Based Asset Servicing, Floating
                                      Rate Note, 5/25/50                                          1,360,875
   464,589       0.83       AAA/Aaa   First Franklin Mortgage Loan Asset-Backed
                                      Certificates, Floating Rate Note, 9/24/34                     438,201
 4,700,000                  AAA/Aa2   First NLC Trust, 0.74719%, 9/25/35                          4,394,180
   179,462       0.40          A/A2   Fremont Home Loan Trust, Floating Rate
                                      Note, 2/25/36                                                 178,155
   505,276       0.94          A/A2   GSAMP Trust, Floating Rate Note,
                                      3/25/35                                                       476,803
   114,051       0.66       AAA/Aaa   GSAMP Trust, Floating Rate Note,
                                      8/25/36                                                       112,704
   532,026       0.67       AAA/Aa1   GSAMP Trust, Floating Rate Note,
                                      9/25/35                                                       518,043
 1,200,000                    AA/NR   Leaf II Receivables, 4.9%, 3/20/13                          1,192,320
   498,991                  BBB+/A2   Lehman ABS Manufactured Housing
                                      Contract Trust, 5.873%, 5/15/22                               530,168
 4,908,672                CCC+/Caa3   Local Insight Media Finance LLC, 5.88%,
                                      10/23/37                                                    1,963,469
 2,200,000                 BBB+/Ba3   Madison Avenue Manufactured Housing,
                                      2.4626%, 3/25/32                                            1,942,875
   895,521                     A/NR   Mid-State Trust, 5.25%, 12/15/45                              938,332
   415,812       0.35         B/Ba3   Morgan Stanley ABS Capital, Inc., Floating
                                      Rate Note, 12/25/36                                           216,628
   543,020       0.39      CCC/Caa3   Morgan Stanley Home Equity Loan,
                                      Floating Rate Note, 4/25/37                                   458,706
    30,885                  A-/Caa2   Morgan Stanley IXIS Real Estate, 1.445%,
                                      11/25/36                                                        8,029
 1,140,590       0.55       AAA/Aa3   Option One Mortgage Loan Trust, Floating
                                      Rate Note, 11/25/35                                         1,041,717
   350,937       0.41       BBB/Aa3   Option One Mortgage Loan Trust, Floating
                                      Rate Note, 2/25/38                                            343,415
   875,122       5.91        AA/Aa2   Origen Manufactured Housing, Floating
                                      Rate Note, 1/15/35                                            949,032

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     21

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- (continued)
 1,500,000       0.67        AA+/A3   RASC 2005-KS7 M1, Floating Rate Note,
                                      8/25/35                                                $    1,426,095
                                                                                             --------------
                                                                                             $   35,182,552
                                                                                             --------------
                                      Total Banks                                            $   36,323,728
-----------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 1.8%
                                      Consumer Finance -- 0.1%
   900,000       0.63       AAA/Aaa   SLMA 2004-10 A6B, Floating Rate Note,
                                      4/27/26                                                $      859,590
-----------------------------------------------------------------------------------------------------------
                                      Diversified Financial Services -- 0.7%
   221,688       0.73        AA/Aa2   Asset Backed Securities Corp., Floating
                                      Rate Note, 4/25/35                                     $      215,712
 1,700,000                     A/NR   DT Auto Owner Trust, 3.46%, 1/15/14                         1,703,736
 1,400,000                   BBB/NR   DT Auto Owner Trust, 4.89%, 1/17/17                         1,411,071
   473,494                    AA/NR   DT Auto Owner Trust, 5.92%, 10/15/15                          483,838
 1,952,810                  AAA/Aaa   Home Equity Asset Trust, 0.75719%,
                                      11/25/35                                                    1,906,593
   335,213       0.53        AAA/A1   JPMorgan Mortgage Acquisition, Floating
                                      Rate Note, 12/25/35                                           308,179
 3,300,000       0.78        AA-/A3   Long Beach Mortgage Loan Trust, Floating
                                      Rate Note, 4/25/35                                          2,958,001
   800,000                     A/NR   Prestige Auto Receivables Trust, 3.9%,
                                      7/16/18                                                       812,904
                                                                                             --------------
                                                                                             $    9,800,034
-----------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 1.0%
 2,588,657       0.56       AA/Baa3   Aegis Asset Backed Securities, Floating
                                      Rate Note, 3/25/12                                     $    2,233,889
 2,895,000                BBB-/Baa3   Dominos Pizza Master Issuer LLC, 5.261%,
                                      4/25/37                                                     2,906,580
 5,325,000                   BB/Aaa   Dominos Pizza Master Issuer LLC, 7.629%,
                                      4/25/37                                                     5,364,104
   800,000       0.99          A/A2   Irwin Home Equity Co., Floating Rate Note,
                                      4/25/30                                                       633,413
 2,006,233       5.32       NR/Baa1   Irwin Home Equity Corp., Floating Rate
                                      Note, 6/25/35                                               1,896,191
   228,752                  AA+/Aa1   Master Asset Backed Securities Trust,
                                      0.67375%, 5/25/35                                             222,856
   908,073       0.64       AAA/Aaa   New Century Home Equity Loan, Floating
                                      Rate Note, 3/25/35                                            798,253
                                                                                             --------------
                                                                                             $   14,055,286
                                                                                             --------------
                                      Total Diversified Financials                           $   24,714,910
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.8%
                                      Mortgage Real Estate Investment Trusts -- 0.8%
 5,000,000                    A+/NR   FREMF Mortgage Trust, 4.437%,
                                      11/25/17                                               $    4,528,653
 1,500,000                    NR/NR   FREMF Mortgage Trust, 4.598%,
                                      11/25/49                                                    1,296,777
 1,750,000                    NR/A3   FREMF Mortgage Trust, 4.77055%,
                                      4/25/44                                                     1,617,754
   800,000                    A-/A3   FREMF Mortgage Trust, 4.8868%,
                                      7/25/44                                                       740,649
   890,000                    NR/NR   FREMF Mortgage Trust, 5.163344%,
                                      9/25/45                                                       805,831
   600,000                    A+/NR   FREMF Mortgage Trust, 5.237%, 9/25/43                         547,387
   850,000                    A+/A3   FREMF Mortgage Trust, 5.434669%,
                                      4/25/20                                                       789,416
                                                                                             --------------
                                                                                             $   10,326,467
                                                                                             --------------
                                      Total Real Estate                                      $   10,326,467
-----------------------------------------------------------------------------------------------------------
                                      GOVERNMENT -- 0.7%
                                      Government -- 0.7%
       965                  AAA/Aaa   Federal Home Loan Bank, 6.0%, 4/15/32                  $          964
 3,743,000                  AAA/Aaa   FHR 3211 PB, 5.5%, 2/15/33                                  3,879,052
 5,000,000                    NR/NR   Freddie Mac Remic, 5.0%, 6/15/33                            5,305,723
   503,162                  AAA/Aaa   Freddie Mac, 5.0%, 8/15/35                                    515,912
                                                                                             --------------
                                                                                             $    9,701,651
                                                                                             --------------
                                      Total Government                                       $    9,701,651
-----------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITIES
                                      (Cost $90,259,557)                                     $   86,934,964
-----------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.8%
                                      BANKS -- 11.8%
                                      Thrifts & Mortgage Finance -- 11.8%
 2,553,545                   NR/Ba2   Banc of America Alternative Loan Trust,
                                      5.0%, 7/25/19                                          $    2,584,939
 1,545,056                    NR/B2   Banc of America Alternative Loan Trust,
                                      5.25%, 5/25/19                                              1,565,531
 1,801,971                   NR/Ba3   Banc of America Alternative Loan Trust,
                                      5.5%, 1/25/20                                               1,813,078
 1,672,799                    NR/B1   Banc of America Alternative Loan Trust,
                                      5.5%, 11/25/19                                              1,689,139
 2,464,712                  NR/Baa2   Banc of America Alternative Loan Trust,
                                      5.5%, 9/25/33                                               2,536,546
 1,255,093                  AAA/Aa3   Banc of America Alternative Loan Trust,
                                      5.75%, 4/25/33                                              1,313,846
 2,289,020                  NR/Baa3   Banc of America Alternative Loan Trust,
                                      6.0%, 3/25/34                                               2,345,982

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     23

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- (continued)
 2,082,817                    BB-/A   Banc of America Funding Corp., 0.4013%,
                                      9/25/36                                                $    1,971,178
 1,947,161                    B-/NR   Banc of America Funding Corp., 5.5%,
                                      1/25/36                                                     1,901,099
 1,395,561                  AAA/Aaa   Bayview Commercial Asset Trust,
                                      0.67375%, 4/25/34                                           1,083,448
14,260,057                   AAA/A1   Bayview Commercial Asset Trust,
                                      2.65868%, 7/25/37                                           1,088,042
 9,451,694                    AA/A3   Bayview Commercial Asset Trust,
                                      2.83149%, 9/25/37                                             875,227
 2,004,790       2.45      AAA/Baa2   Bear Stearns Adjustable Rate Mortgage
                                      Trust, Floating Rate Note, 8/25/33                          1,754,668
   641,475                   AAA/A3   Chase Mortgage Finance Corp., 5.0%,
                                      10/25/33                                                      660,643
   784,828                  AAA/Aaa   Commercial Mortgage Pass Through
                                      Certificates, 0.48705%, 11/15/17                              742,188
 1,710,660                  AAA/Aaa   Commercial Mortgage Pass Through
                                      Certificates, 0.538%, 11/15/17                              1,583,505
   150,000                  NR/Baa3   Commercial Mortgage Pass Through
                                      Certificates, 5.949%, 8/9/16                                  149,870
   804,599                  AAA/Ba1   Countrywide Alternative Loan Trust, 4.25%,
                                      4/25/34                                                       784,155
 1,364,698                   AAA/B2   Countrywide Alternative Loan Trust, 4.75%,
                                      10/25/33                                                    1,371,989
 1,659,235                  AAA/Ba1   Countrywide Alternative Loan Trust,
                                      5.125%, 3/25/34                                             1,686,335
 1,339,103                    BB/B2   Countrywide Alternative Loan Trust, 5.5%,
                                      1/25/35                                                     1,355,307
 6,521,939                   CCC/NR   Countrywide Alternative Loan Trust, 5.5%,
                                      4/25/35                                                     2,850,759
 1,874,428                   AAA/NR   Countrywide Alternative Loan Trust, 5.5%,
                                      8/25/34                                                     1,758,570
 2,104,385                   AAA/NR   Countrywide Alternative Loan Trust, 5.75%,
                                      12/25/33                                                    2,167,729
 1,538,654       0.74         B-/NR   Countrywide Alternative Loan Trust,
                                      Floating Rate Note, 8/25/18                                 1,458,106
 1,759,737                   CC/Ba1   Countrywide Home Loan Mortgage Pass
                                      Through Trust, 4.5%, 9/25/35                                1,405,222
 1,954,215                 AAA/Baa3   Countrywide Home Loan Mortgage Pass
                                      Through Trust, 4.867257%, 12/25/33                          1,748,295
   560,151                   BB+/NR   Countrywide Home Loan Mortgage Pass
                                      Through Trust, 5.25%, 1/25/35                                 559,313
   520,179                  AAA/Aa3   Downey Savings & Loan, 0.83625%,
                                      7/19/44                                                       350,139
 1,250,000                     A/A2   Extended Stay America Trust, 4.8603%,
                                      11/5/27                                                     1,265,506

The accompanying notes are an integral part of these financial statements.

24  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- (continued)
    526,676                        NR/Baa1   First Horizon Asset Securities, Inc.,
                                             5.6329%, 10/25/34                              $      519,345
    819,199                         CCC/NR   First Horizon Asset Securities, Inc., 6.0%,
                                             5/25/36                                               751,805
  3,375,000                        AAA/Aaa   GMAC Commercial Mortgage Securities,
                                             Inc., 4.864%, 12/10/41                              3,613,208
    800,000                           A/A2   GMAC Commercial Mortgage Securities,
                                             Inc., 5.307%, 4/10/40                                 770,364
    900,000                         NR/Aaa   GS Mortgage Securities Corp. II, 5.56%,
                                             11/10/39                                              988,113
  1,770,000                         NR/Aa3   GS Mortgage Securities Corp. II, 5.591%,
                                             11/10/39                                            1,792,178
  1,046,240                        AAA/Aaa   GS Mortgage Securities Corp. II, 7.12%,
                                             11/18/29                                            1,056,877
  1,907,300                         AAA/NR   GSR Mortgage Loan Trust, 2.5125%,
                                             8/25/33                                             1,726,298
    472,907                        BBB-/NR   GSR Mortgage Loan Trust, 2.911%,
                                             1/25/35                                               420,484
  1,003,712                        AAA/Ba3   GSR Mortgage Loan Trust, 4.1408%,
                                             6/25/34                                               917,337
    297,110                        BBB+/NR   GSR Mortgage Loan Trust, 5.7199%,
                                             2/25/34                                               255,083
  1,017,780   1.01                  AAA/A1   Impac CMB Trust, Floating Rate Note,
                                             10/25/34                                              876,853
    674,312   1.09                 AAA/Aaa   Impac Securities Assets Corp., Floating
                                             Rate Note, 11/25/34                                   596,362
  1,180,092   0.64                 AAA/Aaa   Impac Securities Assets Corp., Floating
                                             Rate Note, 5/25/36                                    990,269
  1,750,000                        AA+/Aaa   JPMCC 2002-C3 B, 5.146%, 7/12/35                    1,769,472
  1,387,246   4.89                  AAA/A2   JPMMT 2004-A1 3A1, Floating Rate Note,
                                             2/25/34                                             1,392,469
  2,699,135                        BBB/Ba2   JPMMT 2004-S1 2A1, 6.0%, 9/25/34                    2,752,886
  1,100,000                         A-/Aa3   JPMorgan Chase Commercial Mortgage
                                             Securities Corp., 0.34205%, 5/15/47                 1,002,019
  1,600,000                         AAA/NR   JPMorgan Chase Commercial Mortgage
                                             Securities Corp., 3.6159%, 11/15/43                 1,655,355
  1,350,000                         NR/Aaa   JPMorgan Chase Commercial Mortgage
                                             Securities Corp., 4.1712%, 8/15/46                  1,445,592
  1,000,000                      BBB+/Baa1   JPMorgan Chase Commercial Mortgage
                                             Securities Corp., 4.65%, 7/15/28                      979,333
  1,967,024                         AAA/A2   JPMorgan Mortgage Trust, 2.657%,
                                             2/25/34                                             1,912,927
    989,621                         AAA/NR   JPMorgan Mortgage Trust, 2.675589%,
                                             7/25/34                                               955,944
  3,220,290                        AAA/Aa3   JPMorgan Mortgage Trust, 4.498731%,
                                             10/25/33                                            3,118,554

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     25

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- (continued)
 1,967,699       2.00       AAA/Aa3   JPMorgan Mortgage Trust, Floating Rate
                                      Note, 10/25/33                                         $    1,902,678
 2,800,000                  BBB+/NR   LB-UBS Commercial Mortgage Trust,
                                      5.616%, 10/15/35                                            2,711,391
   890,075                  AAA/Aaa   Lehman Brothers Small Balance
                                      Commercial, 5.41%, 12/25/36                                   878,580
 1,104,560       0.54       AAA/Aa1   Lehman Brothers Small Balance
                                      Commercial, Floating Rate Note, 2/25/30                       864,478
   441,704       1.14       AAA/Aaa   Lehman Brothers Small Balance
                                      Commercial, Floating Rate Note,
                                      10/25/37                                                      442,116
   755,362                   AAA/A1   Master Adjustable Rate Mortgage Trust,
                                      2.86771%, 4/21/34                                             721,480
 1,358,033                   BB+/B3   Master Adjustable Rate Mortgage Trust,
                                      5.194229%, 1/25/35                                          1,167,399
   892,975                    A-/NR   Master Alternative Loan Trust, 4.5%,
                                      1/25/15                                                       892,196
   508,181                    B-/NR   Master Alternative Loan Trust, 5.5%,
                                      1/25/35                                                       518,168
 1,877,131                    B+/NR   Master Alternative Loan Trust, 5.5%,
                                      10/25/19                                                    1,922,891
 2,458,911                   AAA/NR   Master Alternative Loan Trust, 5.5%,
                                      2/25/35                                                     2,520,173
 3,409,552                    B/AAA   Master Alternative Loan Trust, 6.0%,
                                      7/25/34                                                     3,384,106
 1,566,566       2.00         A-/NR   Master Seasoned Securities Trust, Floating
                                      Rate Note, 9/25/32                                          1,639,767
   480,720                  AAA/Aaa   Merrill Lynch Mortgage Trust, 4.556%,
                                      6/12/43                                                       484,363
   133,649       5.44       AAA/Aaa   Merrill Lynch/Countrywide Commercial
                                      Mortgage, Floating Rate Note, 2/12/39                         133,737
 2,569,845                 AAA/Baa2   MLCC Mortgage Investors, Inc.,
                                      0.48344%, 3/25/30                                           2,082,972
 1,550,539       0.52      AAA/Baa2   MLCC Mortgage Investors, Inc., Floating
                                      Rate Note, 4/25/29                                          1,311,571
 2,950,000                    NR/NR   Morgan Stanley Reremic Trust, 5.0%,
                                      11/26/36                                                    2,850,143
 1,344,853                   NR/Aa3   PHH Mortgage Capital, 6.6%, 12/25/27                        1,311,931
   893,977                    BB/B2   RAAC Series, 6.0%, 1/25/32                                    913,219
 1,269,081                   AA-/NR   Residential Asset Securitization Trust,
                                      5.25%, 11/25/34                                             1,283,850
 1,130,709                    B-/NR   Residential Asset Securitization Trust,
                                      5.5%, 2/25/35                                               1,143,481
 2,105,274                     B/NR   Residential Asset Securitization Trust,
                                      5.5%, 7/25/35                                               1,874,291
 2,695,317                  BBB+/NR   Residential Asset Securitization Trust,
                                      5.75%, 12/25/34                                             2,758,506

The accompanying notes are an integral part of these financial statements.

26  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal     Floating   S&P/Moody's
Amount ($)    Rate (b)   Ratings                                                             Value
-----------------------------------------------------------------------------------------------------------
                                       Thrifts & Mortgage Finance -- (continued)
  8,510,000       5.54       NR/Caa3   SASC 2007 BHC1 A1, Floating Rate Note,
                                       12/18/49                                              $    1,176,933
  2,890,000       5.58         NR/NR   SASC 2007 BHC1 A2, Floating Rate Note,
                                       12/18/49 (c)                                                 165,568
  1,427,333                   AAA/A3   Sequoia Mortgage Trust, 0.74969%,
                                       1/20/35                                                    1,097,038
    769,270                    NR/NR   Sequoia Mortgage Trust, 3.9%, 9/25/41                        774,586
  1,606,966       0.50       AAA/Ba3   Sequoia Mortgage Trust, Floating Rate
                                       Note, 3/20/35                                              1,257,568
  1,744,483       0.90      AAA/Baa1   Sequoia Mortgage Trust, Floating Rate
                                       Note, 9/20/33                                              1,524,235
  1,590,693                   AAA/A3   Structured Asset Securities Corp.,
                                       2.6671%, 10/25/33                                          1,413,383
  1,192,624                    B-/B2   Structured Asset Securities Corp., 5.0%,
                                       5/25/35                                                    1,173,479
  1,435,000                   AA/Aa3   T SRAR 2006-1 B, 5.7467%, 10/15/36                         1,516,581
  1,636,540                  AAA/Ba1   Thornburg Mortgage Securities Trust,
                                       4.1376%, 3/25/44                                           1,557,063
  2,970,168       1.03        AAA/A2   Thornburg Mortgage Securities Trust,
                                       Floating Rate Note, 9/25/44                                2,543,666
  4,470,000                  AAA/Aa1   TSTAR 2006-1A A, 5.668%, 10/15/36                          4,992,060
  3,787,250                  AAA/Aaa   Wachovia Bank Commercial Mortgage
                                       Trust, 4.803%, 10/15/41                                    4,056,077
  2,500,000                    A+/NR   Wachovia Bank Commercial Mortgage
                                       Trust, 5.606%, 4/15/35                                     2,493,475
724,870,648                  AAA/Aaa   Wachovia Bank Commercial Mortgage
                                       Trust, 0.015222%, 6/15/45                                    611,791
  1,645,517                 AAA/Baa3   WaMu Mortgage Pass Through Certificates,
                                       2.578211%, 6/25/34                                         1,591,041
  3,326,780                    AA/NR   WaMu Mortgage Pass Through Certificates,
                                       2.73272%, 1/25/35                                          3,010,464
    364,875                   CCC/NR   WaMu Mortgage Pass Through Certificates,
                                       2.77149%, 9/25/35                                            287,253
    265,206                    CC/NR   WaMu Mortgage Pass Through Certificates,
                                       4.82069%, 9/25/35                                            258,522
  1,831,836                   AAA/NR   WaMu Mortgage Pass Through Certificates,
                                       5.5%, 5/25/33                                              1,912,983
  3,630,922                   NR/Aaa   Wells Fargo Commercial Mortgage,
                                       3.349%, 10/15/57                                           3,748,901
  2,107,055                  AAA/Ba2   Wells Fargo Mortgage Backed Securities
                                       Trust, 4.75%, 12/25/18                                     2,173,006
  1,004,483                   AAA/A1   Wells Fargo Mortgage Backed Securities
                                       Trust, 5.0%, 11/25/36                                      1,013,621
    350,000                    NR/A2   Wells Fargo Mortgage Backed Securities
                                       Trust, 5.392%, 2/15/44                                       313,093

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     27

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- (continued)
   207,006                  AAA/Baa1  Wells Fargo Mortgage Backed Securities
                                      Trust, 5.5%, 5/25/35                                   $      205,286
 1,089,118       2.62        NR/Ba3   Wells Fargo Mortgage Backed Securities
                                      Trust, Floating Rate Note, 1/25/35                            896,499
   633,162       2.71       AAA/Aa1   Wells Fargo Mortgage Backed Securities
                                      Trust, Floating Rate Note, 10/25/34                           609,194
   696,420       2.69       BBB-/B1   Wells Fargo Mortgage Backed Securities
                                      Trust, Floating Rate Note, 10/25/35                           627,709
   603,515       4.51        AAA/A1   Wells Fargo Mortgage Backed Securities
                                      Trust, Floating Rate Note, 11/25/33                           592,840
   382,814       5.62         B-/NR   Wells Fargo Mortgage Backed Securities
                                      Trust, Floating Rate Note, 4/25/36                            374,291
   260,506       2.73        AAA/A2   Wells Fargo Mortgage Backed Securities
                                      Trust, Floating Rate Note, 6/25/34                            244,514
                                                                                             --------------
                                                                                             $  156,605,688
                                                                                             --------------
                                      Total Banks                                            $  156,605,688
-----------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 3.4%
                                      Asset Management & Custody Banks -- 0.1%
   773,243       4.01         NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                      5/26/37                                                $      762,240
-----------------------------------------------------------------------------------------------------------
                                      Diversified Financial Services -- 2.8%
 1,931,152                    A+/NR   Banc of America Mortgage Securities,
                                      5.5%, 11/25/34                                         $    2,011,882
 2,735,489                   AAA/NR   Banc of America Mortgage Securities,
                                      5.75%, 1/25/35                                              2,796,985
 1,359,189       2.79      AAA/Baa3   Banc of America Mortgage Securities,
                                      Floating Rate Note, 10/25/33                                1,240,000
 4,020,433       2.84       NR/Baa3   Banc of America Mortgage Securities,
                                      Floating Rate Note, 11/25/33                                3,617,340
   573,574       2.87        NR/Ba3   Banc of America Mortgage Securities,
                                      Floating Rate Note, 5/25/35                                   558,163
   515,824       2.75       AAA/Aaa   Banc of America Mortgage Securities,
                                      Floating Rate Note, 6/25/34                                   487,022
 1,667,226       2.88       AAA/Aaa   Banc of America Mortgage Securities,
                                      Floating Rate Note, 7/25/33                                 1,560,349
   907,949       4.97        AA-/NR   Banc of America Mortgage Securities,
                                      Floating Rate Note, 9/25/35                                   848,244
 1,117,460                    NR/B1   CMSI 2006-1 3A1, 5.0%, 2/25/36                              1,106,870
 2,950,000                  BBB+/A2   Credit Suisse Mortgage Capital
                                      Certificates, 0.318%, 2/15/22                               2,699,250
 1,200,000                   BBB/A1   Credit Suisse Mortgage Capital
                                      Certificates, 5.343%, 12/15/39                              1,088,153
 1,900,000       5.57        NR/Aa2   DBUBS Mortgage Trust, Floating Rate
                                      Note, 7/10/21                                               1,813,656

The accompanying notes are an integral part of these financial statements.

28  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Diversified Financial Services -- (continued)
 1,260,440                   CCC/NR   JPMorgan Alternative Loan Trust, 5.5%,
                                      3/25/36                                                $      824,445
 1,844,819                   CCC/NR   JPMorgan Alternative Loan Trust, 6.0%,
                                      3/25/36                                                     1,308,165
   707,571       3.50         NR/NR   La Hipotecaria SA, Floating Rate Note,
                                      9/8/39                                                        733,221
 1,395,000                    NR/A2   LSTAR Commercial Mortgage Trust,
                                      5.7457%, 6/25/43                                            1,293,617
   923,928                   B-/Aaa   MLMI 2005-A2 A4, 4.48%, 2/25/35                               878,614
   882,054                  AAA/Aaa   Morgan Stanley Capital I, 0.779%,
                                      12/15/20                                                      852,971
 2,060,777       5.50        AAA/B2   RALI 2004-QS16 1A1, Floating Rate Note,
                                      12/25/34                                                    2,084,099
 4,259,070                   NR/Ba1   Residential Accredit Loans, Inc., 5.0%,
                                      5/25/19                                                     4,260,109
 1,240,817                   NR/Ba1   Residential Accredit Loans, Inc., 5.0%,
                                      7/25/18                                                     1,261,312
 2,326,780                   AAA/NR   Residential Accredit Loans, Inc., 6.0%,
                                      10/25/34                                                    2,355,469
   914,514                 CCC/Caa3   Residential Accredit Loans, Inc.,
                                      0.49875%, 5/25/47                                             491,315
 1,303,651                 AAA/Baa1   Structured Adjustable Rate Mortgage Loan
                                      Trust, 2.3592%, 3/25/34                                     1,146,220
   412,926                    NR/NR   Vericrest Opportunity Loan Transferee,
                                      5.926%, 12/26/50                                              413,443
                                                                                             --------------
                                                                                             $   37,730,914
-----------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 0.5%
 1,440,000                  AAA/Aaa   Banc of America Commercial Mortgage,
                                      Inc., 4.877%, 7/10/42                                  $    1,533,244
   645,940                  AAA/Aaa   Banc of America Commercial Mortgage,
                                      Inc., 5.381%, 1/15/49                                         645,115
 1,168,000                   NR/Aaa   Bear Stearns Commercial Mortgage
                                      Securities, 5.7154%, 5/11/17                                1,278,739
 1,250,000                   BB+/A3   Bear Stearns Commercial Mortgage
                                      Securities, 5.760%, 9/11/38                                   980,236
   947,288                    AA/NR   Bear Stearns Commercial Mortgage
                                      Securities, 6.63%, 2/15/35                                    946,734
 1,600,000       7.28     BBB+/Baa2   Bear Stearns Commercial Mortgage
                                      Securities, Floating Rate Note, 10/15/36                    1,573,285
                                                                                             --------------
                                                                                             $    6,957,353
-----------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.0%
   566,067                   AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                      8/15/48                                                $      573,592
                                                                                             --------------
                                      Total Diversified Financials                           $   46,024,099
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     29

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.6%
                                      Mortgage Real Estate Investment Trusts -- 0.6%
   504,604                   AAA/NR   Credit Suisse First Boston Mortgage
                                      Securities Corp., 5.5%, 6/25/33                        $      492,907
 3,250,000                  CCC-/A3   Credit Suisse First Boston Mortgage
                                      Securities Corp., 6.448%, 9/15/34                           3,105,700
   675,000                  A+/Baa2   Credit Suisse First Boston Mortgage
                                      Securities Corp., 7.165%, 12/15/35                            676,828
 1,655,313       1.64       AA+/Aa2   Credit Suisse First Boston Mortgage
                                      Securities Corp., Floating Rate Note,
                                      12/25/33                                                    1,576,659
   400,000       4.52         A-/A3   Credit Suisse First Boston Mortgage
                                      Securities Corp., Floating Rate Note,
                                      5/15/38                                                       378,515
 1,317,574       1.79        AA+/WR   Credit Suisse First Boston Mortgage
                                      Securities Corp., Floating Rate Note,
                                      8/25/33                                                     1,208,819
                                                                                             --------------
                                                                                             $    7,439,428
-----------------------------------------------------------------------------------------------------------
                                      Real Estate Services -- 0.0%
   430,252                  AAA/Aaa   Morgan Stanley Capital I, 7.0%, 7/25/33                $      448,784
                                                                                             --------------
                                      Total Real Estate                                      $    7,888,212
-----------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED MORTGAGE
                                      OBLIGATIONS
                                      (Cost $226,059,354)                                    $  210,517,999
-----------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS -- 35.0%
                                      ENERGY -- 3.8%
                                      Oil & Gas Drilling -- 0.1%
 1,025,000                BBB+/Baa1   Pride International, 6.875%, 8/15/20                   $    1,201,740
-----------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 0.3%
 2,815,000                 BBB/Baa2   Weatherford International, Ltd., 9.625%,
                                      3/1/19                                                 $    3,640,617
-----------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 0.8%
 2,292,000                   BB-/B1   Denbury Resources, Inc., 8.25%, 2/15/20                $    2,561,310
 1,231,541                  BBB+/NR   Gazprom International SA, 7.201%,
                                      2/1/20 RegS                                                 1,300,816
   901,000                 BBB/Baa2   Marathon Oil Corp., 5.9%, 3/15/18                           1,054,775
 1,245,159                    A/Aa3   Ras Laffan Liquefied Natural Gas Co., Ltd.
                                      III, 5.832%, 9/30/16 (144A)                                 1,332,320
 1,000,000                BBB-/Baa2   TNK-BP Finance SA, 6.625%,
                                      3/20/17 (144A)                                              1,015,000
 2,080,000                BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                      7/18/16 (144A)                                              2,194,400
 1,000,000                BBB-/Baa2   TNK-BP Finance SA, 7.875%,
                                      3/13/18 (144A)                                              1,068,750
                                                                                             --------------
                                                                                             $   10,527,371
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.9%
 2,900,000                   BB/Ba3   Coffeyville Resources LLC, 9.0%, 4/1/15                $    3,074,000
 2,475,000                 BBB/Baa2   Spectra Energy Capital, 6.2%, 4/15/18                       2,806,462
 2,200,000                 BBB/Baa2   Sunoco Logistics Partners Operations LP,
                                      6.1%, 2/15/42                                               2,354,310
 2,890,000                 BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                        3,705,986
                                                                                             --------------
                                                                                             $   11,940,758
-----------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transporation -- 1.7%
   435,000                BBB-/Baa2   Boardwalk Pipelines LLC, 5.5%, 2/1/17                  $      474,317
 1,535,000                 BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                         1,700,121
 2,900,000                 BBB/Baa2   DCP Midstream, 9.75%, 3/15/19                               3,780,408
 1,150,000                   BB-/B1   Holly Energy Partners LP, 6.25%, 3/1/15                     1,158,625
 3,250,000                 BBB/Baa2   Kinder Morgan Energy, 5.95%, 2/15/18                        3,712,943
 3,500,000                BBB-/Baa3   Plains All America Pipeline, 6.125%,
                                      1/15/17                                                     3,956,890
 3,885,000                     A/A3   Questar Pipeline Co., 5.83%, 2/1/18                         4,544,836
 2,000,000                   BB/Ba1   Southern Union Co., 7.2%, 11/1/66                           1,865,000
 1,500,000                 BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                      7/15/18                                                     1,688,846
                                                                                             --------------
                                                                                             $   22,881,986
                                                                                             --------------
                                      Total Energy                                           $   50,192,472
-----------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 2.0%
                                      Aluminum -- 0.2%
 2,425,000                BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                            $    2,519,517
-----------------------------------------------------------------------------------------------------------
                                      Commodity Chemicals -- 0.1%
 1,700,000                  BB-/Ba2   Nova Chemicals Corp., 8.375%, 11/1/16                  $    1,853,000
-----------------------------------------------------------------------------------------------------------
                                      Construction Materials -- 0.2%
 2,225,000       6.72     CCC+/BBB-   C10 Capital SPV, Ltd., Floating Rate Note,
                                      12/31/49                                               $    1,145,875
 2,260,000       6.64       CCC+/NR   C8 Capital SPV, Ltd., Floating Rate Note,
                                      12/31/49                                                    1,220,400
   475,000                 BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)                           489,473
                                                                                             --------------
                                                                                             $    2,855,748
-----------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 0.7%
 3,085,000                BBB-/Baa3   AngloGold Ashanti Holdings, 5.375%,
                                      4/15/20                                                $    3,064,809
 5,000,000                BBB-/Baa3   Gold Fields Orogen Holding BVI, 4.875%,
                                      10/7/20                                                     4,414,705
   950,000                 BBB/Baa2   Teck Resources, Ltd., 10.25%, 5/15/16                       1,092,500
                                                                                             --------------
                                                                                             $    8,572,014
-----------------------------------------------------------------------------------------------------------
                                      Paper Products -- 0.1%
 1,350,000                  A-/Baa3   Georgia-Pacific LLC, 5.4%, 11/1/20                     $    1,495,325
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     31

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 0.2%
 2,400,000                 BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17                  $    2,870,964
-----------------------------------------------------------------------------------------------------------
                                      Steel -- 0.5%
   500,000                BBB-/Baa3   ArcelorMittal, 5.5%, 3/1/21                            $      458,955
 3,900,000                BBB-/Baa3   ArcelorMittal, 6.125%, 6/1/18                               3,851,492
 2,805,000                  BB+/Ba1   Commercial Metals Co., 7.35%, 8/15/18                       2,650,725
                                                                                             --------------
                                                                                             $    6,961,172
                                                                                             --------------
                                      Total Materials                                        $   27,127,740
-----------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 2.8%
                                      Aerospace & Defense -- 0.3%
 3,020,000                   BB/Ba3   Esterline Technology, 6.625%, 3/1/17                   $    3,125,700
-----------------------------------------------------------------------------------------------------------
                                      Building Products -- 0.3%
 4,260,000                 BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                           $    4,299,294
-----------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery & Heavy Trucks -- 0.1%
   910,000                   A/Baa2   Cummins, Inc., 6.75%, 2/15/27                          $    1,108,614
   600,000                    BB/B2   Oshkosh Corp., 8.5%, 3/1/20                                   618,000
                                                                                             --------------
                                                                                             $    1,726,614
-----------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 0.4%
 2,665,000                   BB/Ba2   Anixter International Corp., 5.95%,
                                      3/1/15                                                 $    2,698,313
 2,670,000                   B+/Ba2   Belden CDT, Inc., 7.0%, 3/15/17                             2,666,663
                                                                                             --------------
                                                                                             $    5,364,976
-----------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.3%
 2,950,000                 BBB/Baa2   Tyco Electronics Group SA, 6.55%,
                                      10/1/17                                                $    3,407,834
   525,000                    A-/A3   Tyco International Finance SA, 8.5%,
                                      1/15/19                                                       676,241
                                                                                             --------------
                                                                                             $    4,084,075
-----------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 0.4%
 2,150,000                BBB+/Baa1   Ingersoll-Rand Global Holdings, 9.5%,
                                      4/15/14                                                $    2,499,098
 1,810,000                BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                      4/20/20                                                     2,094,959
                                                                                             --------------
                                                                                             $    4,594,057
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 1.0%
   495,000                  BB-/Ba2   Ace Hardware Corp., 9.125%,
                                      6/1/16 (144A)                                          $      524,700
 3,525,000                BBB-/BBB-   Aviation Capital Group Corp., 6.75%,
                                      4/6/21                                                      3,321,185
 5,660,000                 BBB/Baa1   GATX Financial Corp., 6.0%, 2/15/18                         6,277,048
 3,450,000                 BBB/Baa2   Glencore Funding LLC, 6.0%,
                                      4/15/14 (144A)                                              3,563,571
                                                                                             --------------
                                                                                             $   13,686,504
                                                                                             --------------
                                      Total Capital Goods                                    $   36,881,220
-----------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                      Office Services & Supplies -- 0.2%
 3,110,000                  BBB+/A2   Pitney Bowes, Inc., 5.6%, 3/15/18                      $    3,221,036
                                                                                             --------------
                                      Total Commercial Services & Supplies                   $    3,221,036
-----------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Airlines -- 0.2%
 1,865,000                BBB-/Baa3   American Airlines 2011-2 Class A Pass
                                      Through Trust, 8.625%, 10/15/21                        $    1,902,300
   603,045                 BBB/Baa2   Southwest Airlines Co., 7.67%, 1/2/14                         633,439
                                                                                             --------------
                                                                                             $    2,535,739
                                                                                             --------------
                                      Total Transportation                                   $    2,535,739
-----------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.1%
                                      Automobile Manufacturers -- 0.1%
   655,000                 BBB/Baa2   Hyundai Motor Manufacturer, 4.5%,
                                      4/15/15                                                $      670,649
   790,000                BBB+/Baa1   Nissan Motor Acceptance Corp., 4.5%,
                                      1/30/15 (144A)                                                820,793
                                                                                             --------------
                                                                                             $    1,491,442
                                                                                             --------------
                                      Total Automobiles & Components                         $    1,491,442
-----------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 0.3%
                                      Household Appliances -- 0.3%
 4,235,000                BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                          $    4,401,228
                                                                                             --------------
                                      Total Consumer Durables & Apparel                      $    4,401,228
-----------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.4%
                                      Education Services -- 0.4%
 1,100,000                  AAA/Aaa   Massachusetts Institute of Technology,
                                      5.6%, 7/1/11                                           $    1,513,193
 3,095,000                  AAA/Aaa   President & Fellows of Harvard, 6.3%,
                                      10/1/37                                                     3,506,697
                                                                                             --------------
                                                                                             $    5,019,890
                                                                                             --------------
                                      Total Consumer Services                                $    5,019,890
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     33

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.3%
                                      Internet Retail -- 0.3%
   800,000                 BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                          $      806,746
 3,000,000                 BBB-/Ba1   Expedia, Inc., 8.5%, 7/1/16 (144A)                          3,235,365
                                                                                             --------------
                                                                                             $    4,042,111
                                                                                             --------------
                                      Total Retailing                                        $    4,042,111
-----------------------------------------------------------------------------------------------------------
                                      FOOD & DRUG RETAILING -- 0.2%
                                      Drug Retail -- 0.2%
   782,049                BBB+/Baa2   CVS Pass-Through Trust, 5.298%,
                                      1/11/27                                                $      774,228
 1,521,945                BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                      1/10/33                                                     1,555,550
                                                                                             --------------
                                                                                             $    2,329,778
                                                                                             --------------
                                      Total Food & Drug Retailing                            $    2,329,778
-----------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.8%
                                      Agricultural Products -- 0.4%
 5,175,000                 BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20                           $    5,288,617
-----------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 0.4%
 3,725,000                BBB-/Baa2   Kraft Foods, Inc., 6.5%, 2/9/40                        $    4,846,002
                                                                                             --------------
                                      Total Food, Beverage & Tobacco                         $   10,134,619
-----------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                      Health Care Facilities -- 0.1%
 1,050,000                   BB/Ba3   HCA, Inc., 7.875%, 2/15/20                             $    1,134,000
   385,000                   BB/Ba3   HCA, Inc., 8.5%, 4/15/19                                      421,575
   202,000                    BB/B2   HCA, Inc., 9.875%, 2/15/17                                    220,685
                                                                                             --------------
                                                                                             $    1,776,260
                                                                                             --------------
                                      Total Health Care Equipment & Services                 $    1,776,260
-----------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS & BIOTECHNOLOGY -- 0.6%
                                      Life Sciences Tools & Services -- 0.5%
 5,366,000                BBB-/Baa2   Agilent Technologies, Inc., 6.5%, 11/1/17              $    6,214,069
-----------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 0.1%
 1,000,000                    AA/A1   Abbott Laboratories, 5.125%, 4/1/19                    $    1,161,139
                                                                                             --------------
                                      Total Pharmaceuticals & Biotechnology                  $    7,375,208
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      BANKS -- 3.7%
                                      Diversified Banks -- 1.0%
 3,515,000                BBB+/Baa1   Barclays Plc, 6.05%, 12/4/17                           $    3,178,467
 3,815,000                    NR/A2   BBVA Bancomer SA, 6.5%, 3/10/21                             3,676,706
 2,820,000                BBB-/Baa1   Credit Agricole SA, 8.375%, 12/13/49                        2,115,000
 1,855,000                     A/A1   Industrial Bank of Korea, 7.125%,
                                      4/23/14                                                     2,026,042
 2,000,000       3.30          A/NR   Scotiabank Peru SA, Floating Rate Note,
                                      3/15/17 (144A)                                              1,991,452
                                                                                             --------------
                                                                                             $   12,987,667
-----------------------------------------------------------------------------------------------------------
                                      Regional Banks -- 2.7%
 3,335,000                  BB/Baa3   Capitial One Capital VI, 8.875%, 5/15/40               $    3,461,366
 1,190,000                     A/NR   Cobank ACB, 7.875%, 4/16/18 (144A)                          1,423,910
 2,505,000                    A/Aa3   Mellon Funding Corp., 5.5%, 11/15/18                        2,776,259
 1,435,000                     A/A3   PNC Bank NA, 6.0%, 12/7/17                                  1,593,965
 1,050,000                 BBB/Baa3   PNC Financial Services Group, 6.75%,
                                      7/29/49                                                     1,026,827
 6,273,000       8.25      BBB/Baa3   PNC Financial Services Group, Floating
                                      Rate Note, 5/29/49                                          6,418,565
 1,500,000       8.70      BBB/Baa3   PNC Preferred Funding Trust III, Floating
                                      Rate Note, 3/29/49                                          1,524,495
 4,080,000                     A/A3   Sovereign Bancorp, 8.75%, 5/30/18                           4,549,155
 9,470,000                BBB+/Baa1   State Street Capital, 8.25%, 1/29/49                        9,315,923
 3,520,000                    A+/A1   Wachovia Bank NA, 6.0%, 11/15/17                            3,886,865
                                                                                             --------------
                                                                                             $   35,977,330
                                                                                             --------------
                                      Total Banks                                            $   48,964,997
-----------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 7.3%
                                      Asset Management & Custody Banks -- 0.8%
 2,000,000                    A/Aa3   Bank of New York, 4.95%, 3/15/15                       $    2,158,040
 3,945,000                    A-/A3   Eaton Vance Corp., 6.5%, 10/2/17                            4,427,477
 4,050,000                BBB-/Baa3   Janus Capital Group, Inc., 6.95%,
                                      6/15/17                                                     4,297,803
                                                                                             --------------
                                                                                             $   10,883,320
-----------------------------------------------------------------------------------------------------------
                                      Consumer Finance -- 0.9%
 1,465,000                 BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                      7/15/19                                                $    1,675,945
 2,575,000                     A/A2   Caterpillar Financial, 7.05%, 10/1/18                       3,265,955
 3,155,000       4.00      BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                      2,928,660
 4,435,000                     B/B3   Springleaf Finance Corp., 6.9%,
                                      12/15/17                                                    3,193,200
                                                                                             --------------
                                                                                             $   11,063,760
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     35

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Diversified Financial Services -- 2.3%
 3,800,000                BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20                    $    4,002,529
   875,000       0.00        BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                      5/24/13                                                       885,063
   300,000                    NR/NR   Compass Re, Ltd., 0.0%, 1/8/15                                297,240
   375,000                    NR/NR   Compass Re, Ltd., 0.0%, 1/8/15                                373,988
 4,860,000                   AA/Aa3   General Electric Capital Corp., 5.3%,
                                      2/11/21                                                     5,195,107
 1,840,000                BBB+/Baa2   Hyundai Capital Services, Inc., 6.0%,
                                      5/5/15                                                      1,974,408
 2,575,000                    A/Aa3   JPMorgan Chase & Co., 6.0%, 1/15/18                         2,872,873
 6,140,000                 BBB/Baa1   JPMorgan Chase & Co., 7.9%, 4/29/49                         6,537,197
 2,400,000                    BB/NR   Lodestone Re, Ltd., 0.0%, 1/8/14                            2,364,720
 1,650,000                    BB/NR   Lodestone Re, Ltd., 0.0%,
                                      5/17/13 (144A)                                              1,656,270
   250,000       8.37        BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                      5/17/13 (144A)                                                250,425
   600,000       9.72        BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                      Note, 12/21/12                                                616,200
 1,100,000                BBB+/Baa2   Nationsbank Corp., 7.75%, 8/15/15                           1,114,025
   156,429                 BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                      1/1/12 (144A)                                                 156,429
   750,000       0.00        BB-/NR   Queen Street II Capital, Ltd., Floating Rate
                                      Note, 4/9/14                                                  747,750
   250,000       0.00        BB-/NR   Queen Street IV Capital, Ltd., Floating Rate
                                      Note, 4/9/15                                                  243,525
 1,250,000       0.66         BB/NR   Residential Reinsurance 2010, Ltd.,
                                      Floating Rate Note, 6/6/13 (144A)                           1,262,875
   400,000       0.90         B+/NR   Residential Reinsurance 2011, Ltd.,
                                      Floating Rate Note, 6/6/15                                    406,480
                                                                                             --------------
                                                                                             $   30,957,104
-----------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- 2.3%
   674,088                  BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                      6/30/35 (144A)                                         $      741,025
11,040,000       5.79      BB+/Baa2   Goldman Sachs Capital, Floating Rate
                                      Note, 6/1/43                                                6,789,600
 2,000,000                    A-/A1   Goldman Sachs, 5.5%, 11/15/14                               2,060,538
   600,000                 BBB/Baa2   Jefferies Group, Inc., 5.125%, 4/13/18                        528,000
 3,125,000                 BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21                      2,812,500
   250,000                 BBB/Baa2   Jefferies Group, Inc., 8.5%, 7/15/19                          253,750
 3,000,000                    A-/A2   Macquarie Bank, Ltd., 6.625%, 4/7/21                        2,765,871
 2,730,000                    A-/A2   Macquarie Group, Ltd., 6.0%, 1/14/20                        2,560,751
 3,875,000                  A-/Baa1   Merrill Lynch & Co., 5.45%, 2/5/13                          3,903,167
 2,765,000                    A-/A2   Morgan Stanley Dean Witter, 6.625%,
                                      4/1/18                                                      2,730,280
 3,125,000                    A-/A2   Morgan Stanley, 5.5%, 1/26/20                               2,844,609

The accompanying notes are an integral part of these financial statements.

36  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Investment Banking & Brokerage -- (continued)
   250,000       0.00         B+/NR   Queen Street III Capital, Floating Rate
                                      Note, 7/28/14                                          $      247,700
 2,550,000                  NR/Baa3   Scottrade Financial Services, Inc.,
                                      6.125%, 7/11/21                                             2,559,438
                                                                                             --------------
                                                                                             $   30,797,229
-----------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 1.0%
 2,850,000                 BBB/Baa1   Banque PSA Finance, 5.75%, 4/4/21                      $    2,573,769
 2,900,000                BBB+/Baa1   BM&FBovespa SA, 5.5%, 7/16/20                               2,972,500
 5,205,000                 BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19                      5,019,494
 2,000,000                    A+/A1   National Rural Utilities Corp., 5.45%,
                                      2/1/18                                                      2,303,434
                                                                                             --------------
                                                                                             $   12,869,197
                                                                                             --------------
                                      Total Diversified Financials                           $   96,570,610
-----------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 4.8%
                                      Life & Health Insurance -- 1.7%
 1,850,000                 BBB/Baa3   Delphi Financial Group, Inc., 7.875%,
                                      1/31/20                                                $    2,103,102
 3,380,000                  BBB/Ba1   Lincoln National Corp., 6.05%, 4/20/67                      2,813,850
 1,690,000                  A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19                       2,055,647
 4,200,000                 BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                               5,544,000
 4,250,000                  A-/Baa2   Protective Life Corp., 7.375%, 10/15/19                     4,716,348
 2,800,000                   A/Baa2   Prudential Financial, Inc., 5.15%,
                                      1/15/13                                                     2,898,829
 2,140,000                BBB+/Baa3   Prudential Financial, Inc., 8.875%,
                                      6/15/38                                                     2,450,300
                                                                                             --------------
                                                                                             $   22,582,076
-----------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 1.0%
 3,960,000                 BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21                $    3,613,761
 4,620,000                  BB/Baa3   Liberty Mutual Group, 7.0%,
                                      3/15/37 (144A)                                              3,880,800
 3,035,000                BBB-/Baa2   Liberty Mutual Group, 7.3%,
                                      6/15/14 (144A)                                              3,249,374
    85,000      10.75       BB/Baa3   Liberty Mutual Group, Floating Rate Note,
                                      6/15/58 (144A)                                                106,675
 2,650,000                    A+/A3   Loew Corp., 5.25%, 3/15/16                                  2,917,669
                                                                                             --------------
                                                                                             $   13,768,279
-----------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 1.3%
 5,000,000                BBB-/Baa3   Hanover Insurance Group, 7.625%,
                                      10/15/25                                               $    5,691,590
   700,000                BBB-/Baa3   The Hanover Insurance Group, Inc., 7.5%,
                                      3/1/20                                                        802,211
 2,000,000                     A/A2   Travelers Companies, Inc., 6.25%,
                                      6/15/37                                                     2,486,948

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     37

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- (continued)
 3,600,000                 BBB/Baa3   White Mountains Re Group, Ltd., 6.375%,
                                      3/20/17                                                $    3,775,856
 1,750,000                  BB+/Ba2   White Mountains Re Group, Ltd., 7.506%,
                                      5/29/49                                                     1,594,320
 3,275,000                 BBB-/Ba1   XL Group Plc, 6.5%, 3/29/49                                 2,562,688
                                                                                             --------------
                                                                                             $   16,913,613
-----------------------------------------------------------------------------------------------------------
                                      Reinsurance -- 0.8%
   400,000                    B+/NR   Atlas V Capital, Ltd., 11.87211%,
                                      2/24/12                                                $      404,720
   600,000       0.58         BB/A2   Foundation Re III, Ltd., Floating Rate Note,
                                      2/3/14                                                        599,760
   800,000       5.02        BB+/NR   Foundation Re III, Ltd., Floating Rate Note,
                                      2/25/15                                                       795,680
   750,000      12.25         BB/NR   Mystic Re, Floating Rate Note, 3/20/12                        762,825
 5,048,000                 BBB/BBB+   Platinum Underwriters HD, 7.5%, 6/1/17                      5,312,641
 1,450,000                BBB-/Baa3   Reinsurance Group of America, Inc.,
                                      6.75%, 12/15/65                                             1,257,037
   250,000                    B-/NR   Successor X, Ltd., 11.251351%,
                                      11/10/15                                                      247,375
 1,400,000       9.42          B/NR   Successor X, Ltd., Floating Rate Note,
                                      2/25/14                                                     1,401,680
                                                                                             --------------
                                                                                             $   10,781,718
                                                                                             --------------
                                      Total Insurance                                        $   64,045,686
-----------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 3.1%
                                      Diversified Real Estate Activities -- 0.4%
 4,125,000                    A-/A2   WEA Finance LLC, 7.125%, 4/15/18                       $    4,610,195
-----------------------------------------------------------------------------------------------------------
                                      Diversified Real Estate Investment Trusts -- 0.8%
 4,555,000                BBB+/Baa1   Dexus Finance Pty, Ltd., 7.125%,
                                      10/15/14                                               $    4,974,374
 1,765,000                 BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15                      1,800,293
   725,000                 BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20                       754,333
 3,455,000                 BBB/Baa3   Goodman Funding Pty, Ltd., 6.375%,
                                      4/15/21                                                     3,515,542
                                                                                             --------------
                                                                                             $   11,044,542
-----------------------------------------------------------------------------------------------------------
                                      Office Real Estate Investment Trusts -- 0.1%
 1,607,000                 BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14                   $    1,669,287
-----------------------------------------------------------------------------------------------------------
                                      Real Estate Operating Companies -- 0.0%
   180,000                    B-/B3   Forest City Enterprises, 7.625%, 6/1/15                $      176,850
-----------------------------------------------------------------------------------------------------------
                                      Retail Real Estate Investment Trusts -- 0.2%
 2,905,000                 BB+/Baa3   Developers Diversified Realty, 7.5%,
                                      4/1/17                                                 $    3,136,101
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Specialized Real Estate Investment Trusts -- 1.6%
 4,125,000                BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16                   $    4,394,235
   860,000                BBB-/Baa2   Health Care, Inc., 6.0%, 11/15/13                             902,382
 2,425,000                BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                      1/17/17                                                     2,604,297
 5,325,000                BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                      8/15/14                                                     5,786,150
 4,285,000                BBB-/Baa3   Senior Housing Properties Trust, 6.75%,
                                      4/15/20                                                     4,366,912
 1,910,000                 BBB/Baa2   Ventas Realty LP, 6.5%, 6/1/16                              1,969,137
   540,000                 BBB/Baa2   Ventas Realty LP, 6.75%, 4/1/17                               560,032
                                                                                             --------------
                                                                                             $   20,583,145
                                                                                             --------------
                                      Total Real Estate                                      $   41,220,120
-----------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.0%
                                      Data Processing & Outsourced Services -- 0.0%
   447,000                  B-/Caa1   First Data Corp., 8.25%, 1/15/21                       $      400,065
                                                                                             --------------
                                      Total Software & Services                              $      400,065
-----------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS -- 0.3%
                                      Semiconductor Equipment -- 0.3%
 3,100,000                 BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18                   $    3,574,774
                                                                                             --------------
                                      Total Semiconductors                                   $    3,574,774
-----------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 1.3%
                                      Integrated Telecommunication Services -- 0.7%
 2,530,000                     B/B1   Cincinnati Bell, Inc., 8.25%, 10/15/17                 $    2,542,650
   580,000                     B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20                       578,550
 1,990,000                  BB/Baa3   Embarq Corp., 7.082%, 6/1/16                                2,157,053
 3,950,000                    NR/A2   GTP Towers Issuer LLC, 4.436%,
                                      2/15/15 (144A)                                              4,044,800
                                                                                             --------------
                                                                                             $    9,323,053
-----------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 0.6%
 3,015,000                    NR/A2   Crown Castle Towers LLC, 4.883%,
                                      8/15/20                                                $    3,081,436
 1,625,000                    NR/A2   Crown Castle Towers LLC, 6.113%,
                                      1/15/20                                                     1,792,926
 3,355,000                    NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                      6/15/16                                                     3,340,721
                                                                                             --------------
                                                                                             $    8,215,083
                                                                                             --------------
                                      Total Telecommunication Services                       $   17,538,136
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     39

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 2.7%
                                      Electric Utilities -- 1.4%
   980,000                  A-/Baa1   Commonwealth Edison, 6.15%, 9/15/17                    $    1,163,762
   710,020                BBB-/Baa3   Crocket Cogeneration, 5.869%,
                                      3/30/25 (144A)                                                721,827
 3,365,000                    A-/A3   Enel Finance International SA, 5.125%,
                                      10/7/19 (144A)                                              3,006,119
 1,167,768                  BB/Baa3   FPL Energy America Wind LLC, 6.639%,
                                      6/20/23 (144A)                                              1,206,223
   357,000                    B/Ba2   FPL Energy Wind Funding, 6.876%,
                                      6/27/17 (144A)                                                296,310
 1,925,000                 BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                      1/15/19 (144A)                                              1,986,463
   610,000                 BB+/Baa3   Israel Electric Corp., Ltd., 9.375%,
                                      1/28/20 (144A)                                                703,436
   910,000                 BBB/Baa2   Nevada Power Co., 6.5%, 8/1/18                              1,097,362
   977,421                    NR/WR   Orcal Geothermal, 6.21%,
                                      12/30/20 (144A)                                               987,674
 2,690,000                BBB-/Baa3   Public Service of New Mexico, 7.95%,
                                      5/15/18                                                     3,144,414
 3,550,000                  BBB+/A3   West Penn Power Co., 5.95%, 12/15/17                        4,193,182
                                                                                             --------------
                                                                                             $   18,506,772
-----------------------------------------------------------------------------------------------------------
                                      Gas Utilities -- 0.2%
 2,402,127                    A+/A1   Nakilat, Inc., 6.267%, 12/31/33 (144A)                 $    2,577,002
-----------------------------------------------------------------------------------------------------------
                                      Independent Power Producers & Energy Traders -- 0.7%
 2,675,000                  BB-/Ba3   Intergen NV, 9.0%, 6/30/17                             $    2,815,438
 2,105,000                BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                      3/20/21 (144A)                                              2,171,623
 1,016,000                   BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25                         1,041,400
 2,499,266                BBB-/Baa3   Panoche Energy Center LLC, 6.88%,
                                      7/31/29 (144A)                                              2,738,546
                                                                                             --------------
                                                                                             $    8,767,007
-----------------------------------------------------------------------------------------------------------
                                      Multi-Utilities -- 0.4%
 5,055,000                BBB+/Baa2   NY State Gas and Electric, 6.15%,
                                      12/15/17 (144A)                                        $    5,742,940
   369,080                    NR/NR   Ormat Funding Corp., 8.25%, 12/30/20                          345,090
                                                                                             --------------
                                                                                             $    6,088,030
                                                                                             --------------
                                      Total Utilities                                        $   35,938,811
-----------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS
                                      (Cost $433,604,162)                                    $  464,781,942
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.5%
 2,310,233                  AAA/Aaa   Federal Home Loan Mortgage Corp., 4.5%,
                                      3/1/20 - 10/1/20                                       $    2,460,717
11,278,737                  AAA/Aaa   Federal Home Loan Mortgage Corp., 5.0%,
                                      10/1/20 - 10/1/38                                          12,167,936
 4,346,496                  AAA/Aaa   Federal Home Loan Mortgage Corp., 5.5%,
                                      12/1/18 - 11/1/35                                           4,735,946
10,355,847                  AAA/Aaa   Federal Home Loan Mortgage Corp., 6.0%,
                                      5/1/17 - 12/1/36                                           11,471,879
   711,744                  AAA/Aaa   Federal Home Loan Mortgage Corp., 6.5%,
                                      3/1/13 - 4/1/34                                               810,093
   753,461                  AAA/Aaa   Federal Home Loan Mortgage Corp., 7.0%,
                                      8/1/22 - 11/1/30                                              822,967
     2,849                  AAA/Aaa   Federal Home Loan Mortgage Corp., 8.0%,
                                      8/1/31                                                          3,251
 7,700,000                    NR/NR   Federal National Mortgage Association
                                      REMICS, 5.0%, 3/25/24 - 7/25/33                             8,210,606
   132,847                  AAA/Aaa   Federal National Mortgage Association
                                      REMICS, 5.69%, 1/25/32                                        136,912
     7,940                    NR/NR   Federal National Mortgage Association,
                                      10.3%, 4/25/19                                                  9,021
13,440,714                  AAA/Aaa   Federal National Mortgage Association,
                                      4.0%, 7/1/18 - 1/1/42                                      14,137,641
25,585,608                  AAA/Aaa   Federal National Mortgage Association,
                                      4.5%, 11/1/20 - 1/1/42                                     27,257,856
23,321,499                  AAA/Aaa   Federal National Mortgage Association,
                                      5.0%, 12/1/17 - 8/1/40                                     25,249,210
12,020,526                  AAA/Aaa   Federal National Mortgage Association,
                                      5.5%, 9/1/17 - 6/1/36                                      13,115,361
10,792,981                  AAA/Aaa   Federal National Mortgage Association,
                                      6.0%, 6/1/16 - 7/1/38                                      11,983,415
 1,965,973                  AAA/Aaa   Federal National Mortgage Association,
                                      6.5%, 7/1/29 - 11/1/37                                      2,223,965
   249,972                  AAA/Aaa   Federal National Mortgage Association,
                                      7.0%, 3/1/12 - 1/1/32                                         291,320
     3,822                  AAA/Aaa   Federal National Mortgage Association,
                                      7.5%, 8/1/20 - 4/1/30                                           4,198
    29,109                  AAA/Aaa   Federal National Mortgage Association,
                                      8.0%, 4/1/20 - 5/1/31                                          34,580
   214,359                  AAA/Aaa   Government National Mortgage
                                      Association I, 6.0%, 2/15/29                                  244,413
    69,459                  AAA/Aaa   Government National Mortgage
                                      Association I, 7.0%,
                                      12/15/30 - 3/15/31                                             81,416
    12,097                  AAA/Aaa   Government National Mortgage
                                      Association I, 7.5%, 10/15/29                                  13,392

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     41

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      U.S. Government Agency Obligations -- (continued)
 1,434,887                  AAA/Aaa   Government National Mortgage
                                      Association II, 4.5%,
                                      12/20/34 - 1/20/35                                     $    1,573,623
 2,357,156                  AAA/Aaa   Government National Mortgage
                                      Association II, 5.5%,
                                      10/20/19 - 11/20/34                                         2,606,245
    75,183                  AAA/Aaa   Government National Mortgage
                                      Association II, 6.5%, 2/20/29 - 4/20/29                        85,996
   334,659                  AAA/Aaa   Government National Mortgage
                                      Association II, 7.0%,
                                      11/20/28 - 12/20/30                                           389,921
17,820,972                  AAA/Aaa   Government National Mortgage
                                      Association, 4.5%, 7/15/33 - 9/20/41                       19,484,712
 2,589,897                  AAA/Aaa   Government National Mortgage
                                      Association, 5.0%, 10/15/18 - 4/15/35                       2,865,935
13,332,701                  AAA/Aaa   Government National Mortgage
                                      Association, 5.5%, 10/15/17 - 2/15/37                      14,881,818
12,882,211                  AAA/Aaa   Government National Mortgage
                                      Association, 6.0%, 8/15/13 - 10/15/36                      14,606,700
 5,751,676                  AAA/Aaa   Government National Mortgage
                                      Association, 6.5%, 5/15/26 - 7/15/35                        6,659,033
   871,750                  AAA/Aaa   Government National Mortgage
                                      Association, 7.0%, 12/15/13 - 5/15/32                       1,020,074
   142,196                  AAA/Aaa   Government National Mortgage
                                      Association, 7.5%, 2/15/26 - 12/15/31                         165,115
     9,446                  AAA/Aaa   Government National Mortgage
                                      Association, 7.75%, 2/15/30                                    11,365
81,429,305       0.68         NR/NR   Government National Mortgage
                                      Association, Floating Rate Note,
                                      11/16/51                                                    3,728,729
 8,750,000                  AA+/Aaa   U.S. Treasury Bonds, 2.75%, 2/15/19                         9,583,298
 6,380,000                  AA+/Aaa   U.S. Treasury Bonds, 3.125%, 5/15/19                        7,153,575
 2,500,000                  AA+/Aaa   U.S. Treasury Bonds, 3.625%, 8/15/19                        2,895,508
 7,620,000                  AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39                         9,694,073
 1,365,000                  AA+/Aaa   U.S. Treasury Bonds, 4.375%, 11/15/39                       1,772,154
 5,450,000                  AA+/Aaa   U.S. Treasury Bonds, 4.375%, 2/15/38                        7,045,825
 8,435,000                  AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38                         11,115,744
 9,068,000                  AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39                         11,993,845
 4,000,000                  AA+/Aaa   U.S. Treasury Bonds, 4.625%, 2/15/40                        5,395,000
 5,100,000                  AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                        7,031,625
 4,750,000                  AA+/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23                         6,798,438
 8,000,000                  AA+/Aaa   U.S. Treasury Notes, 2.125%, 8/15/21                        8,205,000
 2,000,000                  AA+/Aaa   U.S. Treasury Notes, 4.375%, 5/15/40                        2,598,124
 7,340,000                  AA+/Aaa   U.S. Treasury Notes, 4.5%, 2/15/36                          9,605,080
 4,000,000                  AA+/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31                        5,701,248

The accompanying notes are an integral part of these financial statements.

42  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      U.S. Government Agency Obligations -- (continued)
   840,000                  AA+/Aaa   U.S. Treasury Notes, 5.5%, 8/15/28                     $    1,185,844
   450,000                   NR/Aaa   U.S. Treasury Notes, 7.875%, 2/15/21                          686,707
                                                                                             --------------
                                                                                             $  312,006,449
-----------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT AGENCY
                                      OBLIGATIONS
                                      (Cost $280,086,743)                                    $  312,006,449
-----------------------------------------------------------------------------------------------------------
                                      FOREIGN GOVERNMENT BONDS -- 0.1%
   625,000                     A/A1   Export-Import Bank of Korea, 5.875%,
                                      1/14/15                                                $      670,296
                                                                                             --------------
                                      TOTAL FOREIGN GOVERNMENT BONDS
                                      (Cost $622,865)                                        $      670,296
-----------------------------------------------------------------------------------------------------------
                                      MUNICIPAL BONDS -- 6.3%
                                      Municipal Government -- 0.3%
 1,660,000                  AA+/Aa1   State of Washington, 5.0%, 7/1/18                      $    2,035,525
 1,400,000                  AA+/Aa1   State of Washington, 5.0%, 8/1/39                           1,519,812
                                                                                             --------------
                                                                                             $    3,555,337
-----------------------------------------------------------------------------------------------------------
                                      Municipal Airport -- 0.1%
 1,000,000                 BBB/Baa2   Indianapolis Airport Authority, 5.1%,
                                      1/15/17                                                $    1,126,370
-----------------------------------------------------------------------------------------------------------
                                      Municipal Development -- 0.8%
 2,925,000                  AA-/Aa3   California Statewide Communities
                                      Development Authority, 6.0%, 8/15/42                   $    3,226,802
 2,350,000                BBB-/Baa3   Louisiana Local Government
                                      Environmental Facilities & Commercial,
                                      6.5%, 11/1/35                                               2,476,195
 2,310,000                 BBB/Baa3   Selma Industrial Development Board,
                                      5.8%, 5/1/34                                                2,382,904
 2,560,000                 BBB/Baa2   St. John Baptist Parish Louisiana Revenue,
                                      5.125%, 6/1/37                                              2,556,646
                                                                                             --------------
                                                                                             $   10,642,547
-----------------------------------------------------------------------------------------------------------
                                      Municipal General -- 0.4%
 2,750,000                    A+/A1   New Jersey Transport Trust Fund Authority,
                                      5.5%, 6/15/41                                          $    3,028,878
 2,400,000                  AAA/Aa1   New York City Transitional Finance
                                      Authority, 5.0%, 11/1/33                                    2,625,648
                                                                                             --------------
                                                                                             $    5,654,526
-----------------------------------------------------------------------------------------------------------
                                      Municipal Higher Education -- 3.3%
 4,380,000                  AA+/Aa2   California State University Revenue, 5.0%,
                                      11/1/39                                                $    4,548,236
 3,000,000                  AAA/Aaa   Connecticut State Health & Educational
                                      Facility Authority, 5.0%, 7/1/40                            3,283,410
 4,600,000                  AAA/Aaa   Connecticut State Health & Education,
                                      5.0%, 7/1/42                                                5,020,026

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     43

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Municipal Higher Education -- (continued)
 2,300,000                  AAA/Aaa   Houston Texas Higher Education Finance
                                      Corp., 4.5%, 11/15/37                                  $    2,364,446
 1,500,000                  AAA/Aaa   Houston Texas Higher Education Finance
                                      Corp., 5.0%, 5/15/40                                        1,656,330
 1,200,000                  AAA/Aaa   Massachusetts Development Finance
                                      Agency, 5.0%, 10/15/40                                      1,347,708
 6,500,000                  AAA/Aaa   Massachusetts Health & Educational
                                      Facilities Authority, 5.5%, 11/15/36                        7,509,385
 1,000,000                  AAA/Aaa   Massachusetts Health & Educational
                                      Facilities Authority, 6.0%, 7/1/36                          1,176,620
 1,425,000                  AAA/Aaa   Massachusetts State Health & Education,
                                      5.5%, 7/1/32                                                1,912,421
 2,850,000                  AAA/Aaa   Missouri State Health & Educational
                                      Facilities, 5.0%, 11/15/39                                  3,150,191
 2,590,000                  AAA/Aaa   New York State Dormitory Authority, 5.0%,
                                      10/1/41                                                     2,905,566
 2,150,000                   AA/Aa1   New York State Dormitory Authority, 5.0%,
                                      7/1/35                                                      2,349,026
 3,700,000                  AAA/Aaa   New York State Dormitory Authority, 5.0%,
                                      7/1/38                                                      4,045,025
 1,600,000                   AA/Aa1   New York State Dormitory Authority, 5.0%,
                                      7/1/40                                                      1,742,032
   800,000                  AAA/Aaa   Texas A&M University, 5.0%, 7/1/30                            942,432
                                                                                             --------------
                                                                                             $   43,952,854
-----------------------------------------------------------------------------------------------------------
                                      Municipal Medical -- 0.1%
   325,000                   AA-/A1   Massachusetts Development Finance
                                      Agency, 5.25%, 4/1/37                                  $      347,575
   550,000                   AA-/A1   Massachusetts Development Finance
                                      Agency, 5.375%, 4/1/41                                        586,911
                                                                                             --------------
                                                                                             $      934,486
-----------------------------------------------------------------------------------------------------------
                                      Municipal Pollution -- 0.5%
 3,965,000                   BBB/NR   Brazoria County Environmental, 5.95%,
                                      5/15/33                                                $    4,055,680
   995,000                BBB+/Baa1   County of Sweetwater Wyoming, 5.6%,
                                      12/1/35                                                       995,915
   980,000                 BBB/Baa3   Courtland Industrial Development Board,
                                      5.0%, 8/1/27                                                  978,383
 1,200,000                  B-/Caa2   Pennsylvania Economic Development
                                      Financing Authority, 6.0%, 6/1/31                             920,304
                                                                                             --------------
                                                                                             $    6,950,282
-----------------------------------------------------------------------------------------------------------
                                      Municipal Transportation -- 0.1%
 1,600,000                   AA/Aa2   Harris County Metropolitan Transit
                                      Authority, 5.0%, 11/1/41                               $    1,730,320
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Municipal Water -- 0.7%
 2,800,000                  AAA/Aa1   City of Charleston South Carolina, 5.0%,
                                      1/1/41                                                 $    3,110,520
 2,400,000                  AAA/Aa1   City of Charleston South Carolina, 5.0%,
                                      1/1/35                                                      2,683,824
 1,415,000                  AAA/Aaa   Greater Chicago Metropolitan Water
                                      Reclamation District, 5.0%, 12/1/30                         1,602,969
 1,200,000                  AAA/Aaa   Greater Chicago Metropolitan Water
                                      Reclamation District, 5.0%, 12/1/32                         1,338,000
   800,000                  AAA/Aa2   Hampton Roads Sanitation District, 5.0%,
                                      4/1/38                                                        853,856
                                                                                             --------------
                                                                                             $    9,589,169
-----------------------------------------------------------------------------------------------------------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $77,222,608)                                     $   84,135,891
-----------------------------------------------------------------------------------------------------------
                                      SENIOR FLOATING RATE LOAN INTERESTS -- 7.5%**
                                      ENERGY -- 0.4%
                                      Integrated Oil & Gas -- 0.2%
 3,312,040       4.50         NR/NR   Glenn Pool Oil & Gas Trust, Term Loan,
                                      6/1/16                                                 $    3,303,760
-----------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 0.1%
 1,295,690       8.50         B+/NR   Hudson Products Holdings, Inc., Term
                                      Loan, 8/24/15                                          $    1,153,164
-----------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.1%
 1,457,053       4.25        NR/Ba2   Pilot Travel Centers LLC, Initial Tranche B
                                      Term Loan, 3/7/18                                      $    1,457,736
                                                                                             --------------
                                      Total Energy                                           $    5,914,660
-----------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.5%
                                      Diversified Chemical -- 0.1%
   199,351       3.12      BBB-/Ba1   Celanese U.S. Holdings LLC, Dollar
                                      Extended Term C Loan, 10/31/16                         $      200,473
   497,987       7.50         NR/NR   Ineos U.S. Finance Corp., Senior Credit
                                      Facility Term B2, 12/16/13                                    509,814
   490,508       8.00         NR/NR   Ineos U.S. Finance Corp., Senior Credit
                                      Facility Term C2, 12/16/14                                    502,158
                                                                                             --------------
                                                                                             $    1,212,445
-----------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 0.0%
   463,083       4.50        BB/Ba2   BWAY Holding Co., Replacement B Term
                                      Loan, 2/9/18                                           $      457,681
    42,688       4.50        BB/Ba2   ICL Industrial Containers ULC,
                                      Replacement C Term Loan, 2/9/18                                42,190
                                                                                             --------------
                                                                                             $      499,871
-----------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.2%
 2,271,754       3.14        BB/Ba2   Graphic Packaging International, Inc.,
                                      Incremental Term Loan, 5/16/14                         $    2,272,464
                                                                                             --------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     45

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Precious Metals & Minerals -- 0.1%
 1,348,500       5.25         NR/NR   Fairmount Minerals, Ltd., Tranche B Term
                                      Loan, 3/1/17                                           $    1,348,500
-----------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 0.1%
 1,620,000       5.50         NR/NR   Chemtura Corp., Term Facility Loan,
                                      8/11/16                                                $    1,631,138
   262,553       2.88        BB/Ba2   Huntsman International LLC, Extended
                                      Term B Loan, 4/19/17                                          252,050
                                                                                             --------------
                                                                                             $    1,883,188
                                                                                             --------------
                                      Total Materials                                        $    7,216,468
-----------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.5%
                                      Aerospace & Defense -- 0.5%
   987,521       5.43         NR/NR   DAE Aviation Holding, Tranche B-1 Term
                                      Loan, 7/31/14                                          $      961,598
 1,650,000       5.75         NR/NR   DigitalGlobe, Inc., Term Loan, 9/21/18                      1,625,250
   947,901       6.27       BB-/Ba3   DynCorp International, Term Loan, 7/7/16                      933,919
   943,919       5.43         NR/NR   Standard Aero, Ltd., Tranche B-2 Term
                                      Loan, 7/31/14                                                 919,141
 1,589,180       4.50        NR/Ba2   Tasc, Inc., New Tranche B Term Loan,
                                      4/25/15                                                     1,587,194
                                                                                             --------------
                                                                                             $    6,027,102
                                                                                             --------------
                                      Total Capital Goods                                    $    6,027,102
-----------------------------------------------------------------------------------------------------------
                                      COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                      Environmental & Facilities Services -- 0.2%
 2,590,555       2.28          D/B2   Synagro Technologies, Inc., 1st Lien Term
                                      Loan, 4/2/14                                           $    2,226,258
                                                                                             --------------
                                      Total Commercial Services & Supplies                   $    2,226,258
-----------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.1%
                                      Air Freight & Couriers -- 0.1%
   462,700       5.37         NR/NR   Ceva Group Plc, Dollar Tranche B
                                      Pre-Funded Term Loan, 8/31/16                          $      426,455
   351,403       5.43         NR/NR   Ceva Group Plc, EGL Tranche B Term Loan,
                                      8/31/16                                                       318,459
   843,532       5.43         NR/B1   Ceva Group Plc, U.S. Tranche B Term Loan,
                                      8/31/16                                                       777,455
                                                                                             --------------
                                                                                             $    1,522,369
                                                                                             --------------
                                      Total Transportation                                   $    1,522,369
-----------------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 0.9%
                                      Auto Parts & Equipment -- 0.3%
 1,037,600       2.78         B+/B2   Allison Transmission, Term Loan, 8/7/14                $    1,015,366
 1,607,026       3.50     BBB-/Baa3   Delphi Automotive LLP, Tranche B Term
                                      Loan, 3/31/17                                               1,604,348
   542,747       2.22         NR/NR   Federal Mogul Corp., Tranche C Term Loan,
                                      12/28/15                                                      503,624

The accompanying notes are an integral part of these financial statements.

46  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Auto Parts & Equipment -- (continued)
 1,063,784       2.21         NR/NR   Federal Mogul Corp., Tranche B Term Loan,
                                      12/29/14                                               $      987,103
   721,018       4.25         NR/NR   Pinafore LLC, Term B-1 Loan, 9/21/16                          719,892
                                                                                             --------------
                                                                                             $    4,830,333
-----------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 0.3%
 3,895,425       6.00         NR/NR   Chrysler Group LLC, Tranche B Term Loan,
                                      4/28/17                                                $    3,695,784
-----------------------------------------------------------------------------------------------------------
                                      Tires & Rubber -- 0.3%
 4,190,000       1.93        BB/Ba1   Goodyear Tire & Rubber Co., 2nd Lien
                                      Term Loan, 4/30/14                                     $    4,053,825
                                                                                             --------------
                                      Total Automobiles & Components                         $   12,579,942
-----------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.1%
                                      Restaurants -- 0.1%
 1,019,738       4.50       BB+/Ba2   Burger King Holdings, Inc., Tranche B Term
                                      Loan, 10/30/16                                         $    1,004,229
-----------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 0.0%
   329,063       7.00         NR/NR   Wash Multifamily Laundry, Term Loan,
                                      8/28/14                                                $      326,801
                                                                                             --------------
                                      Total Consumer Services                                $    1,331,030
-----------------------------------------------------------------------------------------------------------
                                      MEDIA -- 1.0%
                                      Advertising -- 0.1%
 1,098,083       5.00        BB/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                      10/9/16                                                $      975,921
-----------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 0.2%
 2,884,687       4.55        B/Baa2   Univision Communications, Inc., Extended
                                      1st Lien Term Loan, 3/29/17                            $    2,582,698
-----------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- 0.3%
 4,057,152       3.83         NR/NR   Charter Communications Operations, Term
                                      C Loan, 9/8/16                                         $    3,977,277
   617,684       2.79        CCC/B2   WideOpenWest LLC, 1st Lien Term Loan,
                                      6/30/14                                                       579,593
                                                                                             --------------
                                                                                             $    4,556,870
-----------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 0.2%
 1,057,125       5.25         NR/NR   Cinedigm Digital Funding, Term Loan,
                                      4/29/16                                                $    1,020,126
 1,670,250       4.50         B+/NR   Live Nation Entertainment, Term B Loan,
                                      10/20/16                                                    1,664,669
                                                                                             --------------
                                                                                             $    2,684,795
-----------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.2%
 2,370,090       4.50         NR/NR   Interactive Data Corp., Term B Loan,
                                      1/31/18                                                $    2,350,339
                                                                                             --------------
                                      Total Media                                            $   13,150,623
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     47

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.1%
                                      Automotive Retail -- 0.1%
 1,409,350       4.00         NR/NR   Autotrader.com, Inc., Tranche B-1 Term
                                      Loan, 12/15/16                                         $    1,410,525
                                                                                             --------------
                                      Total Retailing                                        $    1,410,525
-----------------------------------------------------------------------------------------------------------
                                      FOOD & DRUG RETAILING -- 0.0%
                                      Food Retail -- 0.0%
   352,401       2.80       BB-/Ba3   Pinnacle Foods Group, Inc., Term Loan,
                                      4/2/14                                                 $      344,580
                                                                                             --------------
                                      Total Food & Drug Retailing                            $      344,580
-----------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 0.0%
                                      Packaged Foods & Meats -- 0.0%
   307,500       4.50        BB/Ba2   B&G Foods, Inc., Tranche B Term Loan,
                                      10/28/18                                               $      308,749
                                                                                             --------------
                                      Total Food, Beverage & Tobacco                         $      308,749
-----------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                      Personal Products -- 0.1%
   861,429       4.25       BB-/Ba1   NBTY, Inc., Term B-1 Loan, 10/1/17                     $      854,322
                                                                                             --------------
                                      Total Household & Personal Products                    $      854,322
-----------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                                      Health Care Facilities -- 0.8%
 1,630,974       6.50         B+/B1   Ardent Medical Services, Term Loan,
                                      9/15/15                                                $    1,620,780
   110,226       2.55       BB-/Ba3   CHS/Community Health Systems, Inc.,
                                      Non-Extended Delayed Draw Term Loan,
                                      7/25/14                                                       107,215
 2,146,641       2.76       BB-/Ba3   CHS/Community Health Systems, Inc.,
                                      Non-Extended Term Loan, 7/25/14                             2,087,992
 1,793,613       3.83       BB+/Ba2   HCA, Inc., Tranche B-2 Term Loan,
                                      3/17/17                                                     1,706,175
   747,900       3.55       BB+/Ba2   HCA, Inc., Tranche B-3 Term Loan, 5/1/18                      708,791
 1,680,000       4.50       BB-/Ba3   Health Management Associates, Inc., Term
                                      B Loan, 11/1/18                                             1,674,112
 1,869,344       3.75         NR/NR   Universal Health Services, Inc., Tranche B
                                      Term Loan 2011, 11/30/16                                    1,868,633
                                                                                             --------------
                                                                                             $    9,773,698
-----------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.2%
 2,743,532       2.55         NR/NR   Catalent Pharma Solutions, Inc., Dollar
                                      Term Loan, 4/10/14                                     $    2,646,366
   396,000       4.50        BB/Ba1   DaVita, Inc., Tranche B Term Loan,
                                      10/20/16                                                      396,198
                                                                                             --------------
                                                                                             $    3,042,564
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.4%
   540,346       3.55        BB-/B1   Bausch & Lomb, Inc., Delayed Draw Term
                                      Loan, 4/24/15                                          $      529,201
 2,214,237       3.83        BB-/B1   Bausch & Lomb, Inc., Parent Term Loan,
                                      4/24/15                                                     2,168,569
 2,199,488       7.25         NR/NR   Immucor, Inc., Term B Loan, 7/2/18                          2,215,066
                                                                                             --------------
                                                                                             $    4,912,836
-----------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 0.0%
   465,396       4.50         NR/NR   IMS Health, Inc., Tranche B Dollar Term
                                      Loan, 8/31/17                                          $      464,814
                                                                                             --------------
                                      Total Health Care Equipment & Services                 $   18,193,912
-----------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                      Biotechnology -- 0.1%
 1,024,850       6.00         NR/NR   Grifols, Inc., U.S. Tranche B Term Loan,
                                      6/4/16                                                 $    1,023,889
-----------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 0.1%
 1,105,016       4.00         NR/NR   Endo Pharmaceuticals Holdings, Term B
                                      Loan, 4/14/18                                          $    1,106,950
                                                                                             --------------
                                      Total Pharmaceuticals & Biotechnology                  $    2,130,839
-----------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.3%
                                      Diversified Financial Services -- 0.2%
 1,741,250       4.00       NR/Baa3   RPI Finance Trust, 6.75 Year Term Loan,
                                      4/13/18                                                $    1,732,000
 1,010,000       5.25         NR/NR   Ship Luxco 3, Facility B2A Term Loan,
                                      8/6/17                                                        999,900
                                                                                             --------------
                                                                                             $    2,731,900
-----------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.1%
   843,077       3.75      BBB-/Ba2   MSCI, Inc., Term B-1 Loan, 3/14/17                     $      849,927
                                                                                             --------------
                                      Total Diversified Financials                           $    3,581,827
-----------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.1%
                                      Insurance Brokers -- 0.1%
   325,388       3.08          B/NR   HUB International Holdings, Delayed Draw
                                      Term Loan, 6/13/14                                     $      312,372
 1,447,508       3.08          B/NR   HUB International Holdings, Initial Term
                                      Loan, 6/13/14                                               1,389,607
                                                                                             --------------
                                                                                             $    1,701,979
                                                                                             --------------
                                      Total Insurance                                        $    1,701,979
-----------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 0.3%
                                      Application Software -- 0.0%
   382,082       3.30      BB+/Baa3   Nuance Communications, Inc., Term C
                                      Loan, 3/31/16                                          $      380,411
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     49

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced Services -- 0.1%
   865,714       3.25      BBB-/Ba1   Fidelity National, Inc., Term B Loan,
                                      7/18/16                                                $      867,658
-----------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 0.2%
 2,329,542       2.03        BB/Ba3   Sungard Data Systems, Inc., Tranche A
                                      U.S. Term Loan, 2/28/14                                $    2,276,157
-----------------------------------------------------------------------------------------------------------
                                      Systems Software -- 0.0%
   251,271       3.75       BB-/Ba2   Reynolds & Reynolds Co., Tranche B Term
                                      Loan, 3/9/18                                           $      250,392
                                                                                             --------------
                                      Total Software & Services                              $    3,774,618
-----------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                      Communications Equipment -- 0.1%
   942,875       5.00        BB/Ba2   CommScope, Inc., Term Loan, 1/3/18                     $      938,947
-----------------------------------------------------------------------------------------------------------
                                      Electronic Components -- 0.3%
 2,683,760       2.52       BB+/Ba1   Flextronics Semiconductor, A Closing Date
                                      Loan, 10/1/14                                          $    2,634,398
   497,244       2.55       BB+/Ba1   Flextronics Semiconductor, A-1-A Delayed
                                      Draw Loan, 10/1/14                                            491,339
   316,483       2.55       BB+/Ba1   Flextronics Semiconductor, A-2 Delayed
                                      Draw Loan, 10/1/14                                            312,725
   369,231       2.52       BB+/Ba1   Flextronics Semiconductor, A-3 Delayed
                                      Draw Loan, 10/1/14                                            364,846
                                                                                             --------------
                                                                                             $    3,803,308
                                                                                             --------------
                                      Total Technology Hardware & Equipment                  $    4,742,255
-----------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS -- 0.3%
                                      Semiconductor Equipment -- 0.2%
 3,781,000       4.25        B+/Ba3   Aeroflex, Inc., Tranche B Term Loan,
                                      4/25/18                                                $    3,573,045
-----------------------------------------------------------------------------------------------------------
                                      Semiconductors -- 0.1%
   990,019       5.75         NR/NR   Microsemi Corp., Term Loan B, 2/2/18                   $      992,494
                                                                                             --------------
                                      Total Semiconductors                                   $    4,565,539
-----------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.3%
                                      Integrated Telecommunication Services -- 0.2%
 2,930,480       3.30         NR/NR   Telesat Canada, Inc., U.S. Term I Loan,
                                      10/31/14                                               $    2,907,281
   251,736       3.30         NR/NR   Telesat Canada, Inc., U.S. Term II Loan,
                                      10/31/14                                                      249,743
                                                                                             --------------
                                                                                             $    3,157,024
-----------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 0.1%
 1,180,000       3.39          B/B3   Intelsat Jackson Holdings, Ltd., Unsecured
                                      Term Loan, 2/1/14                                      $    1,126,310
                                                                                             --------------
                                      Total Telecommunication Services                       $    4,283,334
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50  Pioneer Bond Fund | Semiannual Report | 12/31/11

-----------------------------------------------------------------------------------------------------------
Principal    Floating   S&P/Moody's
Amount ($)   Rate (b)   Ratings                                                              Value
-----------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.3%
                                      Electric Utilities -- 0.2%
 4,044,646       4.78      BBB-/Ba1   Texas Competitive Electric Holdings Co.
                                      LLC, 2017 Extending Term Loan,
                                      10/10/17                                               $    2,575,091
-----------------------------------------------------------------------------------------------------------
                                      Independent Power Producers & Energy Traders -- 0.1%
 1,363,150       4.00      BB+/Baa3   NRG Energy, Inc., Term Loan, 5/5/18                    $    1,362,298
                                                                                             --------------
                                      Total Utilities                                        $    3,937,389
-----------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR FLOATING RATE LOAN
                                      INTERESTS
                                      (Cost $101,150,984)                                    $   99,798,320
-----------------------------------------------------------------------------------------------------------
                                      TEMPORARY CASH INVESTMENTS -- 4.7%
                                      Repurchase Agreement -- 4.7%
62,600,000                   NR/Aaa   JPMorgan, Inc., 0.03%, dated 12/30/11,
                                      repurchase price of $62,600,000 plus
                                      accrued interest on 1/3/12 collateralized
                                      by $63,925,588 Federal
                                      National Mortgage Association (ARM),
                                      1.356-6.409%, 10/1/18 - 11/1/41                        $   62,600,000
-----------------------------------------------------------------------------------------------------------
                                      TOTAL TEMPORARY CASH INVESTMENTS
                                      (Cost $62,600,000)                                     $   62,600,000
-----------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 101.5%
                                      (Cost $1,299,815,892) (a)                              $1,349,147,598
-----------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND
                                      LIABILITIES -- (1.5)%                                  $  (20,115,602)
-----------------------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%                             $1,329,031,996
===========================================================================================================

NR     Not rated by either S&P or Moody's.

WR     Withdrawn rating.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2011, the value of these securities amounted to $55,146,570 or 4.1% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     51

(a) At December 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $1,297,957,962 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $88,294,947
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (37,105,311)
                                                                                   -----------
       Net unrealized gain                                                         $51,189,636
                                                                                   ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
       Note 1A.

       Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2011 were as follows:

                                                    Purchases        Sales
Long-Term U.S. Government Securities                $53,905,931      $35,434,362
Other Long-Term Securities                          $93,345,704      $96,179,534

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

52  Pioneer Bond Fund | Semiannual Report | 12/31/11

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------
                                       Level 1        Level 2           Level 3     Total
--------------------------------------------------------------------------------------------------
Convertible Corporate Bonds            $        --    $    8,098,361    $     --    $    8,098,361
Preferred Stocks                        12,656,776         6,946,600          --        19,603,376
Asset Backed Securities                         --        86,934,964          --        86,934,964
Collateralized Mortgage Obligations             --       210,352,431     165,568       210,517,999
Corporate Bonds                                 --       464,781,942          --       464,781,942
U.S. Government Agency Obligations              --       312,006,449          --       312,006,449
Foreign Government Bonds                        --           670,296          --           670,296
Municipal Bonds                                 --        84,135,891          --        84,135,891
Senior Floating Rate Loan Interests             --        99,798,320          --        99,798,320
Temporary Cash Investments                      --        62,600,000          --        62,600,000
--------------------------------------------------------------------------------------------------
 Total                                 $12,656,776    $1,336,325,254    $165,568    $1,349,147,598
==================================================================================================
Other Financial Instruments*           $  (706,982)   $           --    $     --    $     (706,982)
==================================================================================================

*    Other financial instruments include futures contracts.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                  Collateralized
                                                                  Mortgage
                                                                  Obligations
--------------------------------------------------------------------------------
Balance as of 6/30/11                                             $ 232,842
Realized gain (loss)1                                                    --
Change in unrealized appreciation (depreciation)2                   (67,274)
Net purchases (sales)                                                    --
Transfers in and out of Level 3**                                        --
--------------------------------------------------------------------------------
Balance as of 12/31/11                                            $ 165,568
================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

**   Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     53

Statement of Assets and Liabilities | 12/31/11 (unaudited)

ASSETS:
  Investment in securities (cost $1,299,815,892)                          $1,349,147,598
  Cash                                                                         6,721,588
  Futures collateral                                                           1,073,595
  Receivables --
   Investment securities sold                                                      9,946
   Fund shares sold                                                            4,241,740
   Interest                                                                   11,650,548
   Due from Pioneer Investment Management, Inc.                                   30,488
  Other                                                                          112,854
----------------------------------------------------------------------------------------
     Total assets                                                         $1,372,988,357
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   37,707,012
   Fund shares repurchased                                                     2,749,571
   Dividends                                                                   2,915,868
   Variation margin                                                              166,298
  Due to affiliates                                                              307,674
  Accrued expenses                                                               109,938
----------------------------------------------------------------------------------------
     Total liabilities                                                    $   43,956,361
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $1,302,630,347
  Distributions in excess of net investment income                            (2,609,474)
  Accumulated net realized loss on investments and futures contracts         (19,613,601)
  Net unrealized gain on investments                                          49,331,706
  Net unrealized loss on futures contracts                                      (706,982)
----------------------------------------------------------------------------------------
     Total net assets                                                     $1,329,031,996
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $423,609,993/44,427,954 shares)                       $         9.53
  Class B (based on $15,917,051/1,679,356 shares)                         $         9.48
  Class C (based on $92,233,624/9,778,719 shares)                         $         9.43
  Class R (based on $20,060,413/2,085,367 shares)                         $         9.62
  Class Y (based on $775,422,820/82,049,815 shares)                       $         9.45
  Class Z (based on $1,788,095/187,194 shares)                            $         9.55
MAXIMUM OFFERING PRICE:
  Class A ($9.53 / 95.5%)                                                 $         9.98
========================================================================================

The accompanying notes are an integral part of these financial statements.

54  Pioneer Bond Fund | Semiannual Report | 12/31/11

Statement of Operations (unaudited)

For the Six Months Ended 12/31/11

INVESTMENT INCOME:
  Interest                                                   $ 33,239,373
  Dividends                                                       519,189
  Income from securities loaned, net                               34,712
-----------------------------------------------------------------------------------------
     Total investment income                                                  $33,793,274
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $  3,193,672
  Transfer agent fees
   Class A                                                        166,457
   Class B                                                         29,230
   Class C                                                         25,102
   Class R                                                          3,790
   Class Y                                                         43,651
   Class Z                                                            256
  Distribution fees
   Class A                                                        549,984
   Class B                                                         86,590
   Class C                                                        439,389
   Class R                                                         48,336
  Shareholder communications expense                              653,261
  Administrative reimbursements                                   189,596
  Custodian fees                                                   24,994
  Registration fees                                                90,261
  Professional fees                                                47,865
  Printing expense                                                 16,192
  Fees and expenses of nonaffiliated Trustees                      19,685
  Miscellaneous                                                    51,755
-----------------------------------------------------------------------------------------
     Total expenses                                                           $ 5,680,066
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                       (402,369)
-----------------------------------------------------------------------------------------
     Net expenses                                                             $ 5,277,697
-----------------------------------------------------------------------------------------
       Net investment income                                                  $28,515,577
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
   Investments                                               $ (1,293,512)
   Class action                                                    18,311
   Futures contracts                                             (287,181)    $(1,562,382)
-----------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                               $ (4,058,770)
   Futures contracts                                             (729,063)    $(4,787,833)
-----------------------------------------------------------------------------------------
  Net loss on investments and futures contracts                               $(6,350,215)
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $22,165,362
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     55

Statement of Changes in Net Assets

For the Six Months Ended 12/31/11 and the Year Ended 6/30/11, respectively

-------------------------------------------------------------------------------------------------------
                                                                     Six Months Ended
                                                                     12/31/11            Year Ended
                                                                     (unaudited)         6/30/11
FROM OPERATIONS:
Net investment income                                                $   28,515,577      $   58,916,585
Net realized gain (loss) on investments and futures contracts            (1,562,382)         19,978,053
Change in net unrealized gain (loss) on investments and futures
  contracts                                                              (4,787,833)          6,496,838
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $   22,165,362      $   85,391,476
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.23 and $0.44 per share, respectively)                 $  (10,464,579)     $  (19,115,565)
   Class B ($0.18 and $0.34 per share, respectively)                       (320,898)           (814,135)
   Class C ($0.19 and $0.35 per share, respectively)                     (1,733,658)         (3,061,924)
   Class R ($0.21 and $0.41 per share, respectively)                       (422,827)           (841,089)
   Class Y ($0.24 and $0.46 per share, respectively)                    (18,736,707)        (33,941,983)
   Class Z ($0.24 and $0.46 per share, respectively)                        (22,373)            (34,116)
Net realized gain:
   Class A ($0.05 and $0.00 per share, respectively)                     (2,175,261)                 --
   Class B ($0.05 and $0.00 per share, respectively)                        (84,708)                 --
   Class C ($0.05 and $0.00 per share, respectively)                       (468,609)                 --
   Class R ($0.05 and $0.00 per share, respectively)                       (100,096)                 --
   Class Y ($0.05 and $0.00 per share, respectively)                     (4,001,897)                 --
   Class Z ($0.05 and $0.00 per share, respectively)                         (4,956)                 --
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $  (38,536,569)     $  (57,808,812)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  277,578,708      $  502,805,760
Reinvestment of distributions                                            22,960,193          31,046,676
Cost of shares repurchased                                             (296,157,960)       (483,127,000)
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                         $    4,380,941      $   50,725,436
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $  (11,990,266)     $   78,308,100
NET ASSETS:
Beginning of period                                                   1,341,022,262       1,262,714,162
-------------------------------------------------------------------------------------------------------
End of period                                                        $1,329,031,996      $1,341,022,262
=======================================================================================================
Undistributed (distributions in excess of) net investment income     $   (2,609,474)     $      575,991
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

56  Pioneer Bond Fund | Semiannual Report | 12/31/11

----------------------------------------------------------------------------------------------
                                 12/11 Shares     12/11 Amount    6/11 Shares    6/11 Amount
                                 (unaudited)      (unaudited)
----------------------------------------------------------------------------------------------
Class A
Shares sold                        9,747,488      $ 94,149,457     27,278,290    $263,115,680
Reinvestment of distributions      1,048,743        10,066,164      1,589,792      15,316,927
Less shares repurchased          (18,236,819)     (176,573,084)   (21,554,132)   (207,161,586)
----------------------------------------------------------------------------------------------
   Net increase (decrease)        (7,440,588)     $(72,357,463)     7,313,950    $ 71,271,021
==============================================================================================
Class B
Shares sold                          178,835      $  1,720,287        222,239    $  2,121,453
Reinvestment of distributions         38,863           370,945         77,652         743,038
Less shares repurchased             (462,589)       (4,438,871)    (1,289,045)    (12,303,562)
----------------------------------------------------------------------------------------------
   Net decrease                     (244,890)     $ (2,347,639)      (989,154)   $ (9,439,071)
==============================================================================================
Class C
Shares sold                        2,227,510      $ 21,244,446      2,737,693    $ 26,073,411
Reinvestment of distributions        158,083         1,500,025        213,686       2,036,474
Less shares repurchased           (1,284,782)      (12,230,557)    (3,040,932)    (28,890,255)
----------------------------------------------------------------------------------------------
   Net increase (decrease)         1,100,811      $ 10,513,914        (89,553)   $   (780,370)
==============================================================================================
Class R
Shares sold                          674,521      $  6,560,245      1,314,257    $ 12,751,688
Reinvestment of distributions         43,610           422,049         63,853         620,735
Less shares repurchased             (737,919)       (7,198,832)    (1,182,197)    (11,480,126)
----------------------------------------------------------------------------------------------
   Net increase (decrease)           (19,788)     $   (216,538)       195,913    $  1,892,297
==============================================================================================
Class Y
Shares sold                       15,991,190      $152,860,788     20,798,206    $198,381,546
Reinvestment of distributions      1,112,026        10,574,149      1,288,384      12,308,045
Less shares repurchased           (9,986,762)      (95,658,963)   (23,425,218)   (222,959,013)
----------------------------------------------------------------------------------------------
   Net increase (decrease)         7,116,454      $ 67,775,974     (1,338,628)   $(12,269,422)
==============================================================================================
Class Z
Shares sold                          109,016      $  1,043,485         37,285    $    361,982
Reinvestment of distributions          2,794            26,861          2,220          21,457
Less shares repurchased               (5,973)          (57,653)       (34,264)       (332,458)
----------------------------------------------------------------------------------------------
   Net increase                      105,837      $  1,012,693          5,241    $     50,981
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     57

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended         Year        Year         Year           Year        Year
                                                        12/31/11      Ended       Ended        Ended          Ended       Ended
                                                        (unaudited)   6/30/11     6/30/10      6/30/09        6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                    $   9.66      $   9.44    $   8.63     $   9.10       $   8.95    $   8.89
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $   0.21      $   0.45    $   0.45     $   0.50       $   0.43    $   0.40
 Net realized and unrealized gain (loss) on
 investments                                               (0.06)         0.21        0.80        (0.31)          0.16        0.07
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $   0.15      $   0.66    $   1.25     $   0.19       $   0.59    $   0.47
Distributions to shareowners:
 Net investment income                                     (0.23)        (0.44)      (0.44)       (0.55)         (0.44)      (0.41)
 Net realized gain                                         (0.05)           --          --        (0.11)            --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $  (0.13)     $   0.22    $   0.81     $  (0.47)      $   0.15    $   0.06
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $   9.53      $   9.66    $   9.44     $   8.63       $   9.10    $   8.95
====================================================================================================================================
Total return*                                               1.59%         7.08%      14.71%        2.65%          6.64%       5.31%
Ratio of net expenses to average net assets+                0.85%**       0.85%       0.85%        0.89%(a)       1.00%       1.00%
Ratio of net investment income to average net
 assets+                                                    4.32%**       4.63%       4.86%        5.88%          4.60%       4.48%
Portfolio turnover rate                                       21%**         36%         41%          34%            73%         31%
Net assets, end of period (in thousands)                $423,610      $500,905    $420,706     $320,036       $265,959    $284,592
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               1.02%**       1.06%       1.07%        1.09%          1.04%       1.00%
 Net investment income                                      4.15%**       4.42%       4.64%        5.68%          4.56%       4.48%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                               0.85%**       0.85%       0.85%        0.89%(a)       1.00%       1.00%
 Net investment income                                      4.32%**       4.63%       4.86%        5.88%          4.60%       4.48%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio with no reduction for fees paid indirectly.
(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.

The accompanying notes are an integral part of these financial statements.

58  Pioneer Bond Fund | Semiannual Report | 12/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year        Year         Year         Year        Year
                                                          12/31/11       Ended       Ended        Ended        Ended       Ended
                                                          (unaudited)    6/30/11     6/30/10      6/30/09      6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                      $   9.60       $   9.38    $   8.58     $   9.05     $   8.90    $   8.85
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.16       $   0.35    $   0.35     $   0.42     $   0.34    $   0.33
 Net realized and unrealized gain (loss) on investments      (0.05)          0.21        0.79        (0.31)        0.16        0.05
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $   0.11       $   0.56    $   1.14     $   0.11     $   0.50    $   0.38
Distributions to shareowners:
 Net investment income                                       (0.18)         (0.34)      (0.34)       (0.47)       (0.35)      (0.33)
 Net realized gain                                           (0.05)            --          --        (0.11)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (0.12)      $   0.22    $   0.80     $  (0.47)    $   0.15    $   0.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   9.48       $   9.60    $   9.38     $   8.58     $   9.05    $   8.90
====================================================================================================================================
Total return*                                                 1.16%          5.99%      13.47%        1.62%        5.70%       4.26%
Ratio of net expenses to average net assets+                  1.90%**        1.90%       1.90%        1.90%        1.90%       1.92%
Ratio of net investment income to average net assets+         3.29%**        3.59%       3.89%        4.90%        3.72%       3.55%
Portfolio turnover rate                                         21%**          36%         41%          34%          73%         31%
Net assets, end of period (in thousands)                  $ 15,917       $ 18,474     $27,342     $ 31,738     $ 34,106    $ 36,366
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 1.99%**        1.95%       1.98%        1.99%        1.90%       2.02%
 Net investment income                                        3.20%**        3.54%       3.81%        4.81%        3.72%       3.45%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 1.90%**        1.90%       1.90%        1.90%        1.89%       1.90%
 Net investment income                                        3.29%**        3.59%       3.89%        4.90%        3.73%       3.57%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Bond Fund | Semiannual Report | 12/31/11    59

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended         Year         Year         Year         Year        Year
                                                          12/31/11      Ended        Ended        Ended        Ended       Ended
                                                          (unaudited)   6/30/11      6/30/10      6/30/09      6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                      $   9.55      $   9.34     $   8.54     $   9.02     $   8.87    $   8.81
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.17      $   0.36     $   0.37     $   0.42     $   0.35    $   0.33
 Net realized and unrealized gain (loss) on investments      (0.05)         0.20         0.78        (0.31)        0.16        0.06
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $   0.12      $   0.56     $   1.15     $   0.11     $   0.51    $   0.39
Distributions to shareowners:
 Net investment income                                       (0.19)        (0.35)       (0.35)       (0.48)       (0.36)      (0.33)
 Net realized gain                                           (0.05)           --           --        (0.11)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (0.12)     $   0.21     $   0.80     $  (0.48)    $   0.15    $   0.06
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   9.43      $   9.55     $   9.34     $   8.54     $   9.02    $   8.87
====================================================================================================================================
Total return*                                                 1.25%         6.06%       13.63%        1.62%        5.80%       4.39%
Ratio of net expenses to average net assets+                  1.73%**       1.73%        1.79%        1.83%        1.82%       1.85%
Ratio of net investment income to average net assets+         3.45%**       3.75%        3.91%        4.93%        3.79%       3.62%
Portfolio turnover rate                                         21%**         36%          41%          34%          73%         31%
Net assets, end of period (in thousands)                  $ 92,234      $ 82,915     $ 81,892     $ 53,045     $ 35,784    $ 30,934
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 1.73%**       1.73%        1.79%        1.83%        1.82%       1.85%
 Net investment income                                        3.45%**       3.75%        3.91%        4.93%        3.79%       3.62%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 1.73%**       1.73%        1.79%        1.83%        1.82%       1.84%
 Net investment income                                        3.45%**       3.75%        3.91%        4.93%        3.79%       3.63%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

60  Pioneer Bond Fund | Semiannual Report | 12/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year        Year         Year         Year        Year
                                                          12/31/11       Ended       Ended        Ended        Ended       Ended
                                                          (unaudited)    6/30/11     6/30/10      6/30/09      6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                      $   9.74       $   9.52    $   8.71     $   9.18     $   9.05    $   8.99
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.19       $   0.41    $   0.42     $   0.48     $   0.40    $   0.39
 Net realized and unrealized gain (loss) on investments      (0.05)          0.22        0.80        (0.31)        0.15        0.06
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $   0.15       $   0.63    $   1.22     $   0.17     $   0.55    $   0.45
Distributions to shareowners:
 Net investment income                                       (0.21)         (0.41)      (0.41)       (0.53)       (0.42)      (0.39)
 Net realized gain                                           (0.05)            --          --        (0.11)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (0.11)      $   0.22    $   0.81     $  (0.47)    $   0.13    $   0.06
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   9.63       $   9.74    $   9.52     $   8.71     $   9.18    $   9.05
====================================================================================================================================
Total return*                                                 1.49%          6.67%      14.18%        2.35%        6.15%       5.04%
Ratio of net expenses to average net assets+                  1.25%**        1.24%       1.25%        1.25%        1.25%       1.25%
Ratio of net investment income to average net assets+         3.92%**        4.25%       4.50%        5.53%        4.35%       4.24%
Portfolio turnover rate                                         21%**          36%         41%          34%          73%         31%
Net assets, end of period (in thousands)                  $ 20,060       $ 20,508    $ 18,186     $ 15,404     $ 11,263    $  6,511
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 1.33%**        1.24%       1.26%        1.30%        1.31%       1.44%
 Net investment income                                        3.84%**        4.25%       4.49%        5.48%        4.30%       4.05%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 1.25%**        1.24%       1.25%        1.25%        1.25%       1.25%
 Net investment income                                        3.92%**        4.25%       4.50%        5.53%        4.35%       4.24%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Bond Fund | Semiannual Report | 12/31/11    61

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year        Year         Year         Year        Year
                                                          12/31/11       Ended       Ended        Ended        Ended       Ended
                                                          (unaudited)    6/30/11     6/30/10      6/30/09      6/30/08     6/30/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                      $   9.57       $   9.36    $   8.55     $   9.02     $   8.88    $   8.83
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                    $   0.22       $   0.47    $   0.47     $   0.53     $   0.45    $   0.44
 Net realized and unrealized gain (loss) on investments      (0.05)          0.20        0.79        (0.31)       0.16         0.06
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations      $   0.17       $   0.67    $   1.26     $   0.22     $   0.61    $   0.50
Distributions to shareowners:
 Net investment income                                       (0.24)         (0.46)      (0.45)       (0.58)       (0.47)      (0.45)
 Net realized gain                                           (0.05)            --          --        (0.11)          --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $  (0.12)      $   0.21    $   0.81     $  (0.47)    $   0.14    $   0.05
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $   9.45       $   9.57    $   9.36     $   8.55     $   9.02    $   8.88
====================================================================================================================================
Total return*                                                 1.81%          7.25%      15.06%        2.95%        6.91%       5.65%
Ratio of net expenses to average net assets+                  0.64%**        0.61%       0.61%        0.63%        0.59%       0.57%
Ratio of net investment income to average net assets+         4.54%**        4.88%       5.13%        6.10%        5.02%       4.89%
Portfolio turnover rate                                         21%**          36%         41%          34%          73%         31%
Net assets, end of period (in thousands)                  $775,423       $717,433    $713,869     $589,661     $710,219    $613,523
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                 0.64%**        0.61%       0.61%        0.64%        0.61%       0.57%
 Net investment income                                        4.54%**        4.88%       5.13%        6.09%        5.00%       4.89%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                 0.64%**        0.61%       0.61%        0.63%        0.59%       0.57%
 Net investment income                                        4.54%**        4.88%       5.13%        6.10%        5.02%       4.89%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

62  Pioneer Bond Fund | Semiannual Report | 12/31/11

--------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended          Year         Year         Year
                                                           12/31/11       Ended        Ended        Ended           7/6/07 (a)
                                                           (unaudited)    6/30/11      6/30/10      6/30/09         to 6/30/08
--------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                       $   9.68       $   9.46     $   8.67     $   9.10        $   8.89
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.23       $   0.47     $   0.48     $   0.54        $   0.45
 Net realized and unrealized gain (loss) on investments       (0.07)          0.21         0.77        (0.28)           0.22
--------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                  $   0.16       $   0.68     $   1.25     $   0.26        $   0.67
Distributions to shareowners:
 Net investment income                                        (0.24)         (0.46)       (0.46)       (0.58)          (0.46)
 Net realized gain                                            (0.05)            --           --        (0.11)             --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.13)      $   0.22     $   0.79     $  (0.43)       $   0.21
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.55       $   9.68     $   9.46     $   8.67        $   9.10
================================================================================================================================
Total return*                                                  1.69%          7.30%       14.68%        3.42%           7.63%(b)
Ratio of net expenses to average net assets+                   0.65%**        0.65%        0.63%        0.65%           0.58%**
Ratio of net investment income to average net assets+          4.45%**        4.82%        5.00%        5.91%           5.00%**
Portfolio turnover rate                                          21%**          36%          41%          34%             73%
Net assets, end of period (in thousands)                   $  1,788       $    787     $     720    $    382        $    102
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees paid
 indirectly:
 Net expenses                                                  0.90%**        0.72%        0.63%        0.67%           0.58%**
 Net investment income                                         4.20%**        4.75%        5.00%        5.89%           5.00%**
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  0.65%**        0.65%        0.63%        0.65%           0.58%**
 Net investment income                                         4.45%**        4.82%        5.00%        5.91%           5.00%**
================================================================================================================================

(a)   Class Z shares were first publicly offered on July 6, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Bond Fund | Semiannual Report | 12/31/11    63

Notes to Financial Statements | 12/31/11 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

64  Pioneer Bond Fund | Semiannual Report | 12/31/11

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

     At December 31, 2011, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.01% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     65

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $ 57,808,812
--------------------------------------------------------------------------------
   Total                                                            $ 57,808,812
================================================================================

66  Pioneer Bond Fund | Semiannual Report | 12/31/11

     The following shows the components of distributable earnings on a federal income tax basis at June 30, 2011.

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $   2,623,165
Undistributed long-term gain                                          6,833,664
Capital loss carryforward                                           (19,855,305)
Dividends payable                                                    (2,077,073)
Net unrealized gain                                                  55,248,405
--------------------------------------------------------------------------------
   Total                                                          $  42,772,856
================================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, interest on defaulted bonds, the tax treatment of premium and amortization and the mark to market of futures contracts.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $58,902 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2011.

D.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the period, the Fund recognized gains of $18,311 settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     67
     manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended December 31, 2011 was 1,127.

68  Pioneer Bond Fund | Semiannual Report | 12/31/11

At December 31, 2011, open futures contracts were as follows:

--------------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement                  Unrealized
Type                      Long/(Short)   Month        Value          Gain/(Loss)
--------------------------------------------------------------------------------
U.S. 10 Year Note         (660)          3/12         $86,542,500    $ (794,063)
U.S. 2 Year Note (CBT)    (278)          3/12          61,312,010       (13,031)
U.S. 5 Year Note (CBT)     221           3/12          27,239,974       105,096
U.S. Long Bond             (46)          3/12           6,661,375       (31,625)
U.S. Ultra Bond (CBT)       31           3/12           4,965,813        26,641
--------------------------------------------------------------------------------
                                                                     $ (706,982)
--------------------------------------------------------------------------------

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Securities Lending

     The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At December 31, 2011, the Fund had no securities on loan.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     69

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the six months ended December 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25%, 0.76% and 0.65%
of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2013 for Class A, Class B, Class C, Class R and Class Z shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,365 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2011.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended December 31, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $315,385
Class B                                                                    8,225
Class C                                                                   49,435
Class R                                                                   22,391
Class Y                                                                  256,554
Class Z                                                                    1,271
--------------------------------------------------------------------------------
 Total:                                                                 $653,261
================================================================================

70  Pioneer Bond Fund | Semiannual Report | 12/31/11

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $258,112 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2011.

4.   Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,197 in distribution fees payable to PFD at December 31, 2011.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended December 31, 2011, CDSCs in the amount of $13,171 were paid to PFD.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     71

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended December 31, 2011, the Fund's expenses were not reduced under such arrangements.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of December 31, 2011 were as follows:

----------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                                       Liabilities Derivatives
Under Accounting Standards    Asset Derivatives 2011                 2011
Codification (ASC) 815        ----------------------------------------------------
                              Balance                    Balance
                              Sheet Location    Value    Sheet Location    Value
----------------------------------------------------------------------------------
Interest Rate Futures*        Receivables                Payables          $70,982
----------------------------------------------------------------------------------
   Total
==================================================================================

* Reflects the unrealized depreciation on futures contracts (see Note 1F). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended December 31, 2011 was as follows:

-----------------------------------------------------------------------------------------------------------
Derivatives Not                                                                              Change in
Accounted for as                                                            Realized Gain    Unrealized
Hedging Instruments                                                         or (Loss) on     Gain or (Loss)
Under Accounting                                                            Derivatives      on Derivatives
Standards Codification    Location of Gain or (Loss)                        Recognized in    Recognized in
(ASC) 815                 on Derivatives Recognized in Income               Income           Income
-----------------------------------------------------------------------------------------------------------
Interest Rate Futures     Net realized loss on futures contracts            $(287,181)
Interest Rate Futures     Change in unrealized loss on futures contracts                         $(729,063)
===========================================================================================================

72  Pioneer Bond Fund | Semiannual Report | 12/31/11

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Bond Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     73

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the second quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in

74 Pioneer Bond Fund | Semiannual Report | 12/31/11 the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     75
be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

76  Pioneer Bond Fund | Semiannual Report | 12/31/11

Trustees, Officers and Service Providers

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                      Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     77

                           This page for your notes.

78  Pioneer Bond Fund | Semiannual Report | 12/31/11

                           This page for your notes.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     79

                           This page for your notes.

80  Pioneer Bond Fund | Semiannual Report | 12/31/11

                           This page for your notes.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     81

                           This page for your notes.

82  Pioneer Bond Fund | Semiannual Report | 12/31/11

                           This page for your notes.

                         Pioneer Bond Fund | Semiannual Report | 12/31/11     83
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                           This page for your notes.

84  Pioneer Bond Fund | Semiannual Report | 12/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2012

* Print the name and title of each signing officer under his or her signature.